                                                      REGISTRATION NO. 2-95103


                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  / X /

     Pre-Effective Amendment No.  _____                                  /   /

     Post-Effective Amendment No.   14                                   / X /

                                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         / X /

                    Medical Research Investment Fund, Inc.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Charter)

             5847 San Felipe, Suite 4100, Houston, Texas  77057
--------------------------------------------------------------------------------
          (Address of Principal Executive Offices)     (Zip Code)

     Registrant's Telephone Number, Including Area Code     (713) 260-9000
--------------------------------------------------------------------------------

                 Allan S. Mostoff, Esq., Dechert Price & Rhoads
--------------------------------------------------------------------------------
            500 K Street, N.W., Suite 500, Washington, DC  20005
--------------------------------------------------------------------------------
                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
      ___
     / X /  immediately upon filing pursuant to paragraph (b).
      ___
     /   /  on ________________ pursuant to paragraph (b).
      ___
     /   /  60 days after filing pursuant to paragraph (a).
      ___
     /   /  on (date) pursuant to paragraph (a) of rule 485.

Registrant has filed with the Securities and Exchange Commission a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940, and:
      ___
     / X /  filed the notice required by that Rule on October 27, 1995; or
      ___
     /   /  intends to file the notice required by that Rule on or about
            ________________; or
      ___
     /   /  during the most recent fiscal year did not sell any securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, and, pursuant to Rule 24f-2(b)(2), need not file the Notice.


Total Pages ______                                    Exhibit Index Page ______

                   MEDICAL RESEARCH INVESTMENT FUND, INC.
                           CROSS REFERENCE SHEET
                                  BETWEEN
                     ITEMS OF FORM N-1A AND PROSPECTUS
              (PART A TO REGISTRATION STATEMENT NO. 2-95103)


Item
Number    Form N-1A Heading                         Caption in Prospectus
------    -----------------                         ---------------------
    1.    Cover Page                                Prospectus Cover Page

    2.    Synopsis                                  Prospectus Summary; Fund Expenses; Example

    3.    Condensed Financial Information           Financial Highlights

    4.    General Description of Registrant         Investment Objectives and Policies; Other Investments
                                                    and Investment Practices and Asssociated Risks; Special
                                                    Considerations and Risks; Investment Restrictions;
                                                    Management of the Fund; General Information

    5.    Management of the Fund                    Management of the Fund

   5A.    Management's Discussion of Fund           Inapplicable
          Performance

    6.    Capital Stock and Other Securities        General Information; Distributions and Taxes

    7.    Purchase of Securities Being Offered      Determination of Net Asset Value;
                                                    Purchasing Shares

    8.    Redemption or Repurchase                  Redemption and Repurchase of Shares

    9.    Pending Legal Proceedings                 Inapplicable

                      MEDICAL RESEARCH INVESTMENT FUND, INC.


                          5847 San Felipe, Suite 4100
                              Houston, TX  77057
                                1-800-262-6631


                               DECEMBER 29, 1995


                                  PROSPECTUS



     Medical Research Investment Fund, Inc. (the "Fund") is a diversified, open-end management investment company. The Fund's primary investment objective is long-term growth of capital, a goal it seeks by investing primarily in common stocks, and securities (including debt and warrants) convertible into common stocks, of domestic and foreign companies engaged in medical research and the health care industry. Current income is a secondary objective. No assurance can be given that the Fund will realize its objectives. This Prospectus sets forth certain information about Medical Research Investment Fund, Inc. that a prospective investor should know before investing. Investors should read and retain this Prospectus for future reference.


     A STATEMENT OF ADDITIONAL INFORMATION about the Fund dated December 29, 1995 has been filed with the Securities and Exchange Commission and contains further information about the Fund. A copy of the Statement of Additional Information may be obtained without charge by calling or writing the Fund at the telephone number or address listed above. The Statement of Additional Information is incorporated herein by reference.


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSIONER NOR HAS
                   THE SECURITIES AND EXCHANGE COMMISSION
            OR ANY STATE SECURITIES COMMISSIONER PASSED UPON THE
                ACCURACY OR ADEQUACY OF THIS PROSPECTUS.  ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   MEDICAL RESEARCH INVESTMENT FUND, INC.


INVESTMENT ADVISER:                     ADMINISTRATOR:
  G/A Capital Management, Inc.             Capstone Asset Management Company
  41 Madison Avenue, 40th Floor            5847 San Felipe, Suite 4100
  New York, New York  10010-2202           Houston, Texas  77057

DISTRIBUTOR:                            SHAREHOLDER SERVICING AGENT:
  Capstone Asset Planning Company          Fund/Plan Services, Inc.
  5847 San Felipe, Suite 4100              P.O. Box 874
  Houston, Texas  77057                    2 W. Elm Street
  1-800-262-6631                           Conshohocken, Pennsylvania  19428



                             TABLE OF CONTENTS

                                                                     Page

Prospectus Summary . . . . . . . . . . . . . . . . . . . . . . . . . . .3
Fund Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . .7
Investment Objectives and Policies . . . . . . . . . . . . . . . . . . .8
Other Investments and Investment Practices and Associated Risks. . . . .9
Special Considerations and Risks . . . . . . . . . . . . . . . . . . . 13
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . 14
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . 14
Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . 15
Purchasing Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . 18
Distributions and Taxes. . . . . . . . . . . . . . . . . . . . . . . . 20
Redemption and Repurchase of Shares. . . . . . . . . . . . . . . . . . 23
Determination of Net Asset Value . . . . . . . . . . . . . . . . . . . 24
Stockholder Services . . . . . . . . . . . . . . . . . . . . . . . . . 25
General Information. . . . . . . . . . . . . . . . . . . . . . . . . . 27


No dealer, salesman, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or its Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer or solicitation in such jurisdiction.

                   MEDICAL RESEARCH INVESTMENT FUND, INC.

                            PROSPECTUS SUMMARY


The Fund. . . . . . . . . . . The Fund is an open-end diversified management investment company. (see page 27)

Investment Objectives . . . . The Fund's primary investment objective is long-
                              term growth of capital, a goal it seeks by investing primarily in common stocks, and securities (including debt and warrants) convertible into common stocks, of domestic and foreign companies engaged in medical research and the health care industry. Current income is a secondary objective. No assurance can be given that the Fund will realize its objectives. (see page 8)

Investment Policies . . . . . The Fund will invest in common stocks and securities convertible into common stocks, of domestic and foreign companies which obtain at least fifty percent of their profits and revenues from medical research or health care products or services. Except during temporary defensive periods, not less than 65% of the Fund's total assets will be invested in the securities of such companies and, except during temporary defensive periods, the Fund would normally expect at least 80% of its total assets to be so invested. (see page 8)

Special Considerations. . . . Investing in a portfolio consisting primarily of
                              U.S. and foreign securities issued by companies engaged in medical research and the health care industry involves certain risks. Companies in medical research and health care are generally subject to greater governmental regulation and products and services of such companies are also subject to relatively high risks of rapid obsolescence. The Fund's foreign investments may be adversely affected by fluctuations in exchange rates, revaluation of currencies, political and economic instability and the imposition of currency exchange or other foreign governmental restrictions. (see page 13)

Investment Adviser. . . . . . G/A Capital Management, Inc. (the "Adviser") is
                              the Fund's investment adviser.  (see page 15)

Administrator . . . . . . . . Capstone Asset Management Company is the Fund's
                              administrator (the "Administrator").  The
                              Administrator provides advisory and/or
                              administrative services to the other mutual funds in the Capstone Group. (see page 16)

Dividends and Distribution. . The Fund pays any dividends from net investment income and distributions from capital gains at least annually. (see page 20)

Distributor and . . . . . . . Shares of the Fund are continuously offered for
   Offering Price             sale through the Fund's Distributor, Capstone
                              Asset Planning Company, without a sales load, at the net asset value next determined after receipt of the order. The Fund pays certain expenses pursuant to a written distribution plan. (see page 18)

Minimum Purchase. . . . . . . The minimum initial investment is $200, except for continuous investment plans, and there is no minimum for subsequent purchases. (see page 18)

Redemption. . . . . . . . . . Shares of the Fund can be redeemed at the next determined net asset value, without charge. (see page 23)

                                FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price)                      0%

Maximum Sales Load Imposed on Reinvested
  Dividends (as a percentage of offering
  price)                                                   0%

Deferred Sales Load (as a percentage of
  original purchase price or redemption
  of proceeds, as applicable)                              0%

Redemption Fees (as a percentage of
  amount redeemed, if applicable)                          0%

Exchange Fee                                               0%

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management and Administration Fees                         1.25%
12b-1 Fees*                                                0.25%
Other Expenses                                             0.94%
Total Fund Operating Expenses                              2.44%


                                  EXAMPLE

                                                    1 year   3 years   5 years  10 years
                                                    ------   -------   -------  --------
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and
(2) redemption at the end of each time period:       $25     $76         $130     $278

--------------
* Under rules of the National Association of Securities Dealers, Inc. ("NASD"), a 12b-1 fee may be treated as a sales charge for certain purposes under those rules. Because the 12b-1 fee is an annual fee charged against the assets of a Fund, long-term stockholders may indirectly pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the NASD (see "Distributor").

     The purpose of the foregoing table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The information disclosed in the table under the heading "Annual Fund Operating Expenses" is based on expenses actually incurred by the Fund during its last fiscal year ended August 31, 1995. See "Purchasing Shares" and "Redemption and Repurchase of Shares" below for more complete descriptions of those expenses. The management and administration fee information contained in the table is based on the maximum asset-based fees currently in effect. A pricing charge is also included in the expense information contained in the table. See "Management of the Fund" for more complete descriptions of the fees paid to the Adviser and Administrator. The information disclosed in the table for "Other Expenses" is based on expenses actually incurred by the Fund during its last fiscal year ended August 31, 1995.


THE EXAMPLE WHICH IMMEDIATELY FOLLOWS THE TABLE USES THE "TOTAL FUND OPERATING EXPENSES" FIGURE ABOVE AND ASSUMES IT WILL REMAIN CONSTANT OVER THE ILLUSTRATED PERIOD. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL FUND EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN IN THE EXAMPLE OR IN THE TABLE.

                            FINANCIAL HIGHLIGHTS


     The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the Fund's financial statements which have been examined by Tait, Weller & Baker, independent certified public accountants. The Fund's Annual Report contains additional performance information and is available free of charge upon request by calling the Fund at 1-800-262-6631.

                                                            YEAR ENDED AUGUST 31

                                      1995(1)   1994(1)   1993(1)   1992(1)   1991(1)   1990(1)    1989     1988     1987    1986
PER SHARE DATA
Net asset value at beginning of year  $18.30    $19.27    $17.94    $17.15    $14.70    $13.92   $10.60   $15.26   $13.65   $10.08

Income from investment operations:
  Net investment income (loss)          (.34)     (.31)     (.27)     (.26)     (.23)     (.33)    (.86)    (.45)    (.20)    (.45)
  Net realized and unrealized gain
    (loss) on investments               6.81      0.86      3.72      2.30      4.30      1.83     4.18    (3.17)    2.60     4.07

Total from investment operations        6.47      0.55      3.45      2.04      4.07      1.50     3.32    (3.62)    2.40     3.62

Less distributions from:
  Net investment income                  .00       .00       .00       .00       .00       .00      .00      .05      .00      .00
  Net realized gain on investments      1.36      1.52      2.12      1.25      1.62       .72      .00     1.04      .79      .00

Total distributions                     1.36      1.52      2.12      1.25      1.62       .72      .00     1.04      .79      .05

Net asset value at end of year        $23.41    $18.30    $19.27    $17.94    $17.15    $14.70   $13.92   $10.60   $15.26   $13.65

TOTAL RETURN(2)                        38.13%     2.69%    21.37%    12.04%    30.60%    11.13%   31.32%  (25.30)%  19.81%   36.04%

RATIOS/SUPPLEMENTAL DATA
Net assets at end of year
(in thousands)                       $17,690   $13,231   $10,223   $11,415    $6,955    $3,771   $2,754   $2,819   $4,015   $1,623

Ratio of operating expenses to
average net assets (3):
  Before expense reimbursement          2.44%     2.67%     2.87%     2.59%     3.74%     4.77%    5.54%    5.71%    6.72%    9.90%
  After expense reimbursement           N/A       2.50%     2.50%     2.48%     2.50%     3.51%    5.27%    5.59%    6.08%    7.87%

Ratio of net investment loss to
average net assets:
  Before expense reimbursement         (1.82)%   (1.82)%   (1.90)%   (1.56)%   (2.71)%   (3.51)%  (4.00)%  (4.12)%  (5.01)%  (8.13)%
  After expense reimbursement          N/A       (1.65)%   (1.53)%   (1.45)%   (1.47)%   (2.26)%  (3.73)%  (4.00)%  (4.37)%  (6.10)%

Portfolio turnover rate                   45%       49%        77%       71%      81%      143%      75%      59%      95%      69%

______________

(1)  Based on average month end shares outstanding.
(2)  Calculated without a sales load.
(3) Since September, 1989 the Adviser and Administrator have reimbursed a portion of their fees, when necessary, in order to allow the Fund to operate within the expense limitation of any state having jurisdiction over the Fund.

                     INVESTMENT OBJECTIVES AND POLICIES


     The Fund is an open-end diversified management investment company whose primary objective is long-term growth of capital, a goal it seeks by investing primarily in common stocks and securities (including debt and warrants) convertible into common stocks, of domestic and foreign companies engaged in medical research and the health care industry. Such companies obtain at least fifty percent of their profits and revenues from medical research or health care products or services. Current income is a secondary objective. See "Taxes."

     Except during temporary defensive periods, not less than 65% of the Fund's total assets will be invested in the securities of companies primarily engaged in medical research and the health care industry, and, except during temporary defensive periods, the Fund would normally expect at least 80% of its total assets to be so invested. As a diversified investment company, at least 75% of the Fund's total assets are required to be invested in securities limited in respect of any one issuer to not more than 5% of the Fund's total assets and to not more than 10% of the issuer's voting securities. Both the Fund's investment objectives and these policies are fundamental and may not be changed without the vote of a majority of the Fund's outstanding shares.

     The Adviser believes that favorable investment opportunities are offered by companies that provide products or services designed for the prevention, diagnosis and treatment of physical and mental disorders. Both the expanding world population and the increasing average age of citizens in the industrialized countries have contributed to dramatic growth in the health care industry. In addition to the increased demand for health care services, substantial public and private expenditures on basic medical research and advances in technology have accelerated the pace of medical discoveries, thereby offering the prospect of new services, products and markets. Examples of these developments include improved drugs and delivery systems for treating cancer, hypertension and heart attacks as well as technological advances in research such as gene splicing, monoclonal antibodies for diagnosis and therapy and new imaging devices. Accordingly, the Fund seeks to invest in common stocks, and securities (including debt) convertible into common stocks, of companies whose research and development efforts, in the opinion of the Adviser, may result in higher stock values.

     An important yardstick the Adviser employs in making portfolio selections, in addition to evaluating trends in corporate revenues, earnings and dividends, is the amount of capital currently being expended on research and development, and the nature thereof. The Adviser believes that dollars invested in research and development today frequently have significant bearing on future growth.

     Portfolio securities generally will be selected from companies in the following groups:

     PHARMACEUTICALS--Companies involved in the development, manufacture and sale of pharmaceuticals.

     BIOTECHNOLOGY COMPANIES--Companies which are producing or plan to produce as a result of current research, diagnostic and therapeutic drugs and reagents based on genetic engineering and the use of monoclonal antibodies; also, specialty companies catering to the unique requirements of biotechnology companies such as those providing enzymes, media and purification equipment.

     MEDICAL AND DENTAL EQUIPMENT AND SUPPLIERS--Companies engaged in the manufacture of medical, surgical, laboratory and diagnostic products (ranging from needles and syringes through kidney dialyses equipment to CAT scanners).

     HOSPITAL SUPPLIERS--Companies distributing health care products to hospitals, physicians and dentists, including intravenous solutions, pharmaceuticals, diagnostics, laboratory and hospital instruments, eye care products and capital goods.

     HOSPITAL MANAGEMENT COMPANIES--Operators of investor-owned hospital chains (including acute care psychiatric hospitals) which seek to deliver hospital care on an efficient cost basis.

     NURSING CENTERS--Companies which provide long-term health care for the rapidly expanding elderly population.

     DIAGNOSTIC CENTERS--Private organizations that maintain sophisticated diagnostic equipment such as CAT scanners and Magnetic Resonance Imaging as well as urological and serological assays.


FOREIGN SECURITIES

     The Fund may purchase securities, including common stocks and convertible debt securities, of foreign companies engaged in medical research and the health care industry which are listed on a U.S. or foreign stock exchange. Such securities may or may not be in the form of American Depository Receipts (ADRs). ADRs are typically issued by United States banks or trust companies and evidence ownership of underlying securities issued by a foreign company. ADRs may be listed on a national securities exchange or traded in the over-the-counter market. ADR prices are denominated in United States dollars; the underlying security may be denominated in a foreign currency. Except with respect to the diversification requirements discussed above, the Fund is subject to no maximum limit on the amount of foreign securities it may hold.

     Although there is no minimum percentage of assets the Fund must invest in foreign securities, the Fund intends to diversify its investments across a broad spectrum of countries, including the United States, Canada, Japan, Australia, the United Kingdom, Holland, Belgium, Denmark, Norway, Sweden, West Germany, Italy and Switzerland. The Board of Directors of the Adviser believes that the Fund's international diversification may serve to reduce the investment risk associated with being invested in the economy of only one country since foreign markets have generally moved with a degree of independence from the U.S. market. There is, of course, no assurance that this will occur, and investors should also be aware of certain risks involved in investing in the securities of foreign companies. See "Special Considerations."




      OTHER INVESTMENTS AND INVESTMENT PRACTICES AND ASSOCIATED RISKS

     Due to the changing nature of national economies and market and political conditions, the Fund may, as a temporary defensive measure, invest without limitation as to the amount in money market securities of United States and foreign issuers, including certificates of deposit, bankers' acceptances, commercial paper and repurchase agreements, debt obligations of the United States Government or its political subdivisions, negotiable Eurodollar time deposits, and cash or cash equivalents, including short-term money market instruments, short-term Treasury instruments, and certificates of deposit maturing in less than six months, in United States dollars or foreign currencies.

     In order to have funds available for redemption and investment opportunities, the Fund may also hold a portion of its portfolio in cash or U.S. and foreign short-term money market instruments. The commercial paper of U.S. issuers purchased by the Fund will consist of issues rated (at the time of purchase) A-1 or better by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"). These rating symbols are described in Appendix A to the Statement of Additional Information. Certificates of deposit purchased by the Fund will be those of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, and bankers' acceptances purchased by the Fund will be guaranteed by U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion. The Fund anticipates that not more than 20% of its total assets will be so invested in money market instruments or held in cash at any given time, except when the Fund is in a temporary defensive posture. The Fund may invest in debt securities convertible into common stocks. Debt purchased by the Fund will consist of obligations of medium grade or higher, having at least adequate capacity to pay interest and repay principal. Non-convertible debt obligations will be rated BBB or higher by S&P, or Baa or higher by Moody's. Convertible debt obligations will be rated B or higher by S&P or B or higher by Moody's. Securities rated Baa by Moody's are considered by Moody's to be medium grade securities and have speculative characteristics and securities rated BBB by S&P are regarded by S&P as having adequate capacity to pay principal and interest. Securities rated B by S&P are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. The Fund does not currently intend to invest in convertible or non-onvertible debt obligations rated lower than B by S&P or Moody's.

     The Fund may accrue and report interest income on high-yield bonds such as zero coupon bonds or pay-in-kind securities, even though the Fund receives no cash interest until the security's maturity or payment date. In order to qualify for beneficial tax treatment afforded regulated investment companies, and to be relieved of Federal tax liabilities, the Fund must distribute substantially all of its net income to stockholders generally on an annual basis. Thus, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash in order to satisfy the distribution requirement.

     The Fund does not trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time they have been held. The Fund's annual portfolio turnover rate for the fiscal year ended August 31, 1995 was 45%.


     OPTIONS AND FUTURES (DERIVATIVES). To the extent deemed advisable by the Adviser and for hedging purposes only, the Fund may invest a limited portion of its assets in covered call options and stock index and foreign currency futures and related options. The Fund's policy with regard to investing in these instruments, which are commonly referred to as "derivatives", is discussed in detail below.


     The Fund may write covered call options which are traded on national securities exchanges and issued by the Options Clearing Corporation, with respect to foreign or domestic common stocks in its portfolio. The Fund may write covered call options on the Fund's common stocks in an attempt to realize a greater current return than would be realized in the securities alone or to provide greater flexibility in disposing of such securities. In view of its investment objectives, the Fund generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call, it foregoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit, and retains the risk of loss should the value of the underlying security decline. The writing of call options could result in increases in the Fund's portfolio turnover rate especially during periods when market prices of the underlying securities appreciate. See "Taxes." The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although the writing of call options only on national securities exchanges increases the likelihood of the Fund's being able to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at an acceptable price.

     The Fund may purchase and sell stock index and foreign currency futures contracts (as well as purchase and sell related options) as a hedge against changes resulting from market conditions and exchange rates in the values of the domestic and foreign securities held by the Fund or which the Fund intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value (which assigns relative values to the stocks included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. A foreign currency futures contract creates an obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. The Fund may not purchase or sell futures contracts and purchase or sell related options unless immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, does not exceed 5% of the Fund's total assets, after taking into account any unrealized profits and losses on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. (An option to buy a futures contract is "in-the-money" if the then current purchase price of the contract that is subject to the option exceeds the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then current purchase price of the contract that is subject to the option.)

     A principal consideration in trading in futures contracts for hedging urposes is the possibility of an imperfect correlation, or no correlation at all, between movements in the price of the futures contract and the securities being hedged. In addition, the ordinary spreads between prices in the securities and futures markets, due to differences in the nature of those markets, are subject to distortions (e.g., the margin requirements on futures nd the relative liquidity of the respective markets). To compensate for the possibility of imperfect correlations, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the futures contracts. Conversely, the Fund may buy or sell fewer contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contracts. Another risk assumed in transactions in futures contracts is the possibility that the Adviser may be incorrect in its expectations as to the extent of the various market, currency or interest rate movements, or the time spans within which the movements take place. Should the Adviser be incorrect in its predictions, the Fund's return might have been better had hedging not been attempted. Further, although the Fund intends to trade in futures and futures options only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or option or at any particular time. Additionally, the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Finally, it is conceivable that, under certain circumstances, the Fund would be required to sell portfolio securities at a time when it otherwise would not do so in order to make margin payments on its futures positions. For the reasons above, the purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Investments in options on futures contracts involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). For a more detailed description of futures contracts and related options and the costs and risks related to such instruments, see Appendix B to the Statement of Additional Information.

     REPURCHASE AGREEMENTS. To the extent deemed advisable by the Adviser, the Fund may enter into repurchase agreements pursuant to which the Fund would purchase a security from a financial institution (such as a bank or broker-ealer) subject to the institution's agreement to repurchase it from the Fund at a future specified time and price. Generally, the Fund intends to enter into repurchase agreements which mature within seven days. However, to the extent that the Fund invests in repurchase agreements maturing in more than seven days, such investment will be subject to the Fund's policy on illiquid securities described below. See "Investment Restrictions." The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. If the seller defaulted on its repurchase obligation, the Fund would suffer a loss on the underlying securities (including accrued interest) to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price under the agreement.

     In the event that such a defaulting seller was a bank which filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. There is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by such bank seller or its receiver or trustee in bankruptcy, to retain the underlying securities.

     RESTRICTED SECURITIES. The Fund may invest up to 10% of the value of its net assets in illiquid securities, including securities subject to legal or contractual restrictions on resale, repurchase agreements with remaining maturities in excess of seven days, and other securities for which market quotations are not readily available. Disposition of such securities may require the Fund to sell such securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a lengthy period of time.

     For more information concerning these investment practices, see "Investment Objectives and Policies" in, and Appendix B to, the Statement of Additional Information.


                     SPECIAL CONSIDERATIONS AND RISKS

     There can be no assurance that a portfolio consisting primarily of securities issued by companies engaged in medical research and the health care industry will achieve the Fund's investment objectives. Because the Fund concentrates its investments in this area, its shares do not represent a complete investment program and their value may fluctuate more than shares invested in a broader range of industries. The value of Fund shares will also be especially susceptible to factors affecting companies engaged in medical research and health care. Such companies are generally subject to greater governmental regulation than those in many other industries. Changes in governmental policies, such as reductions in the funding of third-party payment programs, may have a material effect on the demand for particular health care products and services. Regulatory approvals (often entailing lengthy application and testing procedures) are also generally required before new drugs and certain medical devices and procedures may be introduced. Many of the products and services of companies engaged in medical research and health care are also subject to relatively high risks of rapid obsolescence caused by progressive scientific and technological advances.

     Investing in securities of foreign issuers involves considerations not typically associated with investments in domestic companies. The value of the Fund's foreign investments may be adversely affected by fluctuations in currency exchange rates, revaluation of currencies, political and economic instability and the imposition of currency exchange or other foreign governmental restrictions. Often less information is publicly available with respect to foreign issuers or foreign companies, which are not generally subject to the uniform accounting and financial reporting requirements that apply to domestic companies. Securities of foreign companies may be less liquid and their prices more volatile than the securities of domestic companies. In buying and selling securities on foreign exchanges, the Fund will normally pay fixed commissions that are higher than the negotiated commissions charged in the United States. The Fund's operating expenses will also tend to be higher than those of investment companies having portfolios consisting exclusively of domestic securities because of additional costs associated with maintaining custody of foreign securities, and transaction costs involved in converting foreign currency into U.S. dollars. The economies of foreign countries of course may differ significantly from the United States economy with respect to gross domestic product, rate of inflation, capital reinvestment, resource self-ufficiency and balance of payments position. Foreign securities purchased by the Fund may also be subject to foreign taxes that could reduce their yield.

                          INVESTMENT RESTRICTIONS

     The Fund is subject to certain investment restrictions described here and in the Statement of Additional Information which may be changed only with the approval of the holders of a majority of the Fund's outstanding shares.

     1. With respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities);

     2. With respect to 75% of its total assets, the Fund will not invest in the securities of any issuer if as a result the Fund holds more than 10% of the outstanding securities or more than 10% of the outstanding voting securities of such issuer;

     3. The Fund will not borrow money or pledge, mortgage or hypothecate its assets except to facilitate redemption requests which might otherwise require untimely disposition of portfolio securities and then only from banks and in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market at the time of such borrowing, pledge, mortgage or hypothecation and except that the Fund may enter into futures contracts and related options;

     4. The Fund will not invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, restricted securities and other securities for which market quotations are not readily available;

     5. The Fund will not invest in the securities of any one industry, except the medical research and health care industry (and except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if as a result more than 25% of the Fund's total assets would be invested in the securities of such industry;

     6. The Fund will not purchase or sell commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs except that the Fund may enter into futures contracts and related options; and

     7. The Fund will not invest in the securities of any issuer which has not been in continuous operation for at least three years.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value in the Fund's portfolio securities will not constitute a violation of such limitation.


                          PERFORMANCE INFORMATION

     The Fund may from time to time include figures indicating the Fund's yield, total return or average annual total return in advertisements or reports to stockholders or prospective investors. Quotations of the Fund's yield will be based on all investment income per share earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period. Average annual total return and total return figures represent the increase (decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gain distributions during the period are reinvested at net asset value in additional Fund shares. Quotations of the average annual total return reflect the deduction of a proportional share of Fund expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter (but not for a period greater than the life of the Fund). Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results.

     Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA") and the National Association of Securities Dealers Automated Quotations ("NASDAQ") Composite Index; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; and (iii) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and polices, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance. For a description of the methods used to determine the Fund's yield, average annual total return and total return, see the Statement of Additional Information.


                          MANAGEMENT OF THE FUND

     The Fund is an open-end diversified management investment company, commonly called a mutual fund. Through the purchase of shares of the Fund, investors with goals similar to the investment objectives of the Fund can participate in the investment performance of the portfolio of investments held by the Fund.
The management and affairs of the Fund are supervised by its Board of Directors whose names and general background information appear in the Statement of Additional Information.

ADVISER

     G/A Capital Management, Inc. ("G/A"), located at 41 Madison Avenue, 40th Floor, New York, New York, 10010-2202 serves as the Fund's investment adviser (the "Adviser"). G/A was incorporated in Delaware on February 24, 1989 and is principally owned by Samuel D. Isaly, who serves as the President of G/A and Chairman of the Board and President of the Fund. The Fund is the only investment company registered under the 1940 Act advised by G/A.


    Pursuant to the terms of an Investment Advisory Agreement between the Fund and G/A which became effective on August 17, 1989 and was last approved by the Board of Directors on May 7, 1995, G/A manages the Fund's portfolio in accordance with the Fund's stated policies, makes investment decisions for the Fund, places orders to purchase and sell securities, employs at its own expense executive and clerical personnel for the Fund, and provides office space and services required for the transaction of business. The Adviser has the authority to place orders for Fund portfolio transactions with Capstone Asset Planning Company, the Fund's Distributor, for which the Distributor may receive brokerage commissions from the Fund. No such orders were placed with the Distributor during the past year. The Adviser may also consider sales of Fund shares as a factor in selecting broker-dealers to execute portfolio transactions, subject to best execution.

     For its services, G/A receives a fee computed daily and payable monthly at an annual rate of 1.00% of the Fund's average daily net assets up to $30 million of such assets, 0.90% of the next $20 million of such assets, and 0.75% on such assets in excess of $50 million. Effective September 1, 1989 the Adviser has agreed to reimburse its fees until such time as the Fund can operate within the expense limitation discussed below. For the fiscal year ended August 31, 1995, the Fund paid advisory fees to G/A equal to 1.00% of the average net assets of the Fund.

     Investment decisions for the Fund are made by the portfolio manager, Samuel
D. Isaly. Mr. Isaly has been active in international and health care investing throughout his career, beginning at Chase Manhattan Bank in New York in 1968.
He studied international economics, mathematics and econometrics at Princeton and the London School of Economics. His company, Gramercy Associates, was the first to develop an integrated worldwide system of analysis on the 100 leading worldwide pharmaceutical companies, with investment recommendations conveyed to 50 leading financial institutions in the United States and Europe beginning in 1982. Gramercy Associates was absorbed into S.G. Warburg & Company Inc. in 1986, where Mr. Isaly became a Senior Vice President. In July of 1989, Mr. Isaly joined with Dr. Viren Mehta to found the partnership of Mehta and Isaly. The operations of the combined effort are (1) to provide investment ideas to institutional investors on the subject of worldwide health care, (2) to undertake cross-border merger and acquisition projects in the industry and (3) to provide investment management services to selected investors. The latter activity is undertaken through the legal entity G/A Capital Management, Inc. which is an SEC-registered investment advisory firm. Since April, 1995, Mehta and Isaly has served as investment adviser to the Finsbury Worldwide Pharmaceutical Trust plc, a London Stock Exchange - listed investment trust.


ADMINISTRATOR

     Pursuant to an Administration Agreement ("Administration Agreement") dated March 1, 1988 with the Fund, Capstone Asset Management Company (the "Administrator"), a wholly-owned subsidiary of Capstone Financial Services, Inc., provides administrative services for the Fund and supervises the Fund's daily business affairs, including the activities of persons providing services to the Fund, and furnishes office space and equipment to the Fund. Such services are subject to general review by the Board of Directors.

     As compensation for the provision of administrative services to the Fund, the Administrator receives from the Fund at the end of each calendar month a fee calculated at the annual rate of 0.25% of the Fund's average daily net assets. Effective September 1, 1989 the Administrator has reimbursed a portion of its fees until the Fund can operate within the expense limitation discussed below.

     The Administrator also performs certain accounting, bookkeeping and pricing services. For these services the Administrator receives a monthly fee for the Fund to reimburse the Administrator for its costs. This amount is not intended to include any profit to the Administrator, and is in addition to the administrative fee described above.


     The Administrator provides administrative and/or investment advisory services to five other registered mutual funds: Capstone Government Income Fund, Capstone Intermediate Government Fund, Capstone Growth Fund, Inc., Capstone New Zealand Fund and Capstone Nikko Japan Fund.

EXPENSES

     The Fund's expenses are accrued daily and are deducted from its total income before dividends are paid. These expenses include, but are not limited to: fees paid to the Adviser and the Administrator; taxes; legal fees; custodian and auditing fees; reimbursement of the costs incurred by the Administrator in providing pricing and accounting services to the Fund; and printing and other miscellaneous expenses paid by the Fund. The Adviser and Administrator have agreed that in any fiscal year the aggregate expenses of the Fund (including advisory, administrative and transfer agency fees, but excluding, to the extent permitted by applicable state law, interest, local, state and Federal taxes, sales charges, distribution plan expenses and extraordinary expenses as determined by the Fund's directors who are not "interested persons" of the Administrator or the Fund's investment adviser as defined in the 1940 Act) exceed the expense limitation of any state having jurisdiction over the Fund, then the fees paid to the Adviser and Administrator hereunder will be reduced pro rata (but not below zero) to the extent required by such expense limitation. The Adviser and the Administrator have each agreed to bear its pro rata share of any such fee reduction based on the percentage that such person's fee bears to the total fees paid by the Fund to the Adviser under the Investment Advisory Agreement and to the Administrator under the Administration Agreement. For the fiscal year ended August 31, 1995 the Fund's total operating expenses amounted to 2.44% of the average net assets.


DISTRIBUTOR

     Pursuant to a Distribution Agreement with the Fund dated April 22, 1988, Capstone Asset Planning Company (the "Distributor") is the principal underwriter of the Fund and, acting as exclusive agent, sells shares of the Fund to the public on a continuous basis.

     The Fund has adopted a Service and Distribution Plan ("Plan") pursuant to which it uses its assets to finance activities relating to the distribution of its shares to investors and provision of certain stockholder services. The Plan permits payments to be made by the Fund to the Distributor to reimburse it for the payment of fees to broker-dealers, financial institutions or other industry professionals for administrative services, servicing Fund stockholders or distribution services. Payments under the Plan may also be made to the Distributor for providing such services. (See below.) In addition, the Distributor receives the sales charge described under "Purchasing Shares," which amounts do not offset amounts payable to the Distributor under the Plan.


     The Investment Company Act of 1940 prohibits a fund from acting as a distributor of securities of which it is an issuer, except through an underwriter or pursuant to a written distribution plan meeting certain standards. Pursuant to these provisions, the Fund has adopted the Plan, under which monthly payments made by the Fund to the Distributor may not exceed an amount computed at an annual rate of

0.25% of the Fund's average net assets. Of this amount, at the end of each calendar quarter the Distributor may reallocate to broker-dealers (which may include the Distributor itself), financial institutions or other industry professionals (collectively, the "Service Organizations") fees at annual rates of up to 0.25% of the average net assets of Fund shares owned by stockholders for whom the Service Organizations are the dealers or holders of record and with whom the Service Organizations have a servicing relationship pursuant to a Service Agreement or a Dealer Agreement with the Distributor. Normally the expenses paid by the Distributor will exceed the fees received by the Distributor under the Plan (said fees will not be offset by any sales charges received by the Distributor). During the fiscal year ended August 31, 1995, the effective rate of servicing fees paid by the Fund to Service Organizations other than Capstone Asset Planning Company was approximately .09% of the Fund's average net assets. The effective rate of servicing fees paid by the Fund to Capstone Asset Planning Company and G/A Capital Management was approximately
 .10% and .06%, respectively, of the Fund's average net assets.

     The Plan was last approved on May 7, 1995 by a majority of the Fund's directors, including a majority of the directors who have no direct or indirect financial interest in the operation of the Plan or any of its agreements ("Plan Directors"). The Plan will continue from year to year, provided that such continuance is approved at least annually by a vote of a majority of the Board of Directors, including a majority of the Plan Directors.


     The Glass-Steagall Act and other applicable laws currently prohibit banks from engaging in the usiness of underwriting, selling or distributing securities. Accordingly, unless such laws are changed, if the Fund engages banks as Service Organizations, the banks would perform only administrative and stockholder servicing functions. If a bank were prohibited from acting as a Service Organization, alternative means for continuing the servicing of such stockholders would be sought. State law may differ from Federal law and banks and other financial institutions may be required to be registered as broker-dealers to perform administrative and stockholder servicing functions.


                             PURCHASING SHARES

     Capstone Asset Planning Company (the "Distributor"), located at 5847 San Felipe, Suite 4100, Houston, Texas 77057, is the principal underwriter of the Fund and, acting as exclusive agent, sells shares of the Fund to the public on a continuous basis. See "Management of the Fund." Edward L. Jaroski, an officer of the Fund, is a director of the Distributor and the Administrator. In addition, some other officers of the Fund are also officers of the Distributor and Administrator and of their parent company, Capstone Financial Services, Inc.

     Shares of the Fund are sold in a continuous offering and may be purchased on any business day through authorized investment dealers or directly from the Fund's Distributor. Except for the Fund itself, only the Distributor and investment dealers which have a sales agreement with the Distributor are authorized to sell shares of the Fund. For further information, reference is made to the caption "Distributor" in the Fund's Statement of Additional Information.

     Shares of the Fund are sold at net asset value, without a sales charge, and will be credited to a stockholder's account at the net asset value next computed after an order is received. The minimum initial investment is $200, except for continuous investment plans which have no minimum, and there is no minimum for subsequent purchases. No stock certificates representing shares purchased will be issued except upon written request to the Fund's Transfer Agent. The Fund's management reserves the right to reject any purchase order if, in its opinion, it is in the Fund's best interest to do so.

     At various times the Distributor may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor. In addition, the Adviser, the Administrator and/or the Distributor in their discretion may from time to time, pursuant to objective criteria established by the Adviser, the Administrator and/or the Distributor, sponsor programs designed to reward selected dealers for certain services or activities which are primarily intended to result in the sale of shares of the Fund. These programs will not change the price you pay for your shares or the amount that the Fund will receive from such sale.


     Payment for all orders to purchase Fund shares must be received by the Fund's Transfer Agent within three business days after the order was placed.



INVESTING THROUGH AUTHORIZED DEALERS


     If any authorized dealer receives an order of at least $200, the dealer may contact the Distributor directly. Orders received by dealers by the close of trading on the New York Stock Exchange on a business day that are transmitted to the Distributor by 4:00 p.m. Eastern time on that day will be effected at the net asset value per share determined as of the close of trading on the New York Stock Exchange on that day. Otherwise, the orders will be effected at the next determined net asset value. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor before 4:00 p.m.
Eastern time.


     After each investment, the stockholder and the authorized investment dealer receive confirmation statements of the number of shares purchased and owned.

PURCHASES THROUGHT THE DISTRIBUTOR

     An account may be opened by mailing a check or other negotiable bank draft (payable to Medical Research Investment Fund, Inc.) for $200 or more together with the completed investment application form to the Fund's Transfer Agent:
Medical Research Investment Fund, Inc., c/o Fund/Plan Services, Inc., P.O. Box 874, 2 W. Elm Street, Conshohocken, Pennsylvania 19428. The $200 minimum initial investment may be waived by the Distributor for plans involving continuing investments (see "Stockholder Services"). There is no minimum for subsequent investments which may be mailed directly to the Transfer Agent. All such investments are effected at the net asset value of Fund shares next computed following receipt of payment by the Transfer Agent. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by the Transfer Agent to the stockholder's address of record.

TELPEHONE PURCHASE AUTHORIZATION (INVESTING BY PHONE)


     Stockholders who have completed the Telephone Purchase Authorization section of the Investment Application Form may purchase additional shares by telephoning the Fund's Transfer Agent at (800) 845-2340. The minimum telephone purchase is $1,000 and the maximum is the greater of $1,000 or five times the net asset value of shares (for which certificates have not been issued) held by the stockholder on the day preceding such telephone purchase for which payment has been received. The telephone purchase will be effected at the net asset value next computed after receipt of the call by the Fund's Transfer Agent. Payment for the telephone purchase must be received by the Transfer Agent within three business days after the order is placed. If payment is not received within three business days after the order is placed, the stockholder will be liable for all losses incurred as a result of the purchase.

INVESTING BY WIRE

     Investors having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Fund by requesting their bank to transmit funds by wire to: United Missouri Bank KC NA, ABA #10-10-00695,
For: Fund/Plan Services, Inc., Account #98-7037-0719; Further Credit Capstone/Medical Research Investment Fund, Inc. The investor's name and account number must be specified in the wire.

     Initial Purchases - Before making an initial investment by wire, an investor must first telephone (800) 845-2340 to be assigned an account number. The investor's name, account number, taxpayer identification or social security number, and address must be specified in the wire. In addition, the investment application should be promptly forwarded to Medical Research Investment Fund, Inc., c/o Fund/Plan Services, Inc., P.O. Box 874, 2 W. Elm Street, Conshohocken, Pennsylvania 19428.

     Subsequent Purchases - Additional investments may be made at any time through the wire procedures described above, which must include the investor's name and account number. The investor's bank may impose a fee for investments by wire.


                           DISTRIBUTIONS AND TAXES

PAYMENT OPTIONS

     Distributions (whether treated for tax purposes as ordinary income or long-erm capital gains) to stockholders of the Fund are paid in additional shares of the Fund, with no sales charge, based on the Fund's net asset value as of the close of business on the record date for such distributions. However, a stockholder may elect on the application form to receive distributions as follows:

     Option 1. To receive income dividends in cash and capital gain distributions in additional Fund shares, or

     Option 2. To receive all income dividends and capital gain distributions in cash.

     The Fund intends to pay any dividends from investment company taxable income and distributions representing capital gain at least annually, usually in November. The Fund will advise each stockholder annually of the amounts of dividends from investment company taxable income and of net capital gain distributions reinvested or paid in cash to the stockholder during the calendar year.

     If you select Option 1 or Option 2 and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, your distribution checks will be reinvested in your account at the then current net asset value and your election will be converted to the purchase of additional shares.

TAXES

     The Fund intends to continue to qualify and elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In any taxable year in which the Fund so qualifies and distributes at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and the excess of realized net short-term capital gain over realized net long-term capital loss), the Fund generally will be relieved of Federal income tax on its investment company taxable income and net capital gain (the excess of realized net long-term capital gain over realized net short-term capital loss) distributed to stockholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are also subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to stockholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

     Distributions from investment company taxable income are taxable to stockholders as ordinary income. Distributions of net capital gain designated by the Fund as capital gain dividends are taxable as long-term capital gains regardless of the length of time a stockholder may have held shares of the Fund. The tax treatment of distributions treated as ordinary income or capital gain will be the same whether the stockholder reinvests the distributions in additional shares or elects to receive them in cash.

     Stockholders will be notified each year of the amounts and nature of dividends and distributions, including the amounts (if any) for that year which have been designated as capital gain distributions. Investors should consult their tax advisers for specific information on the tax consequences of particular types of distributions.

     Special tax rules may apply to the Fund's purchase of put and call options and its acquisition of stock index futures and foreign currency futures. Such rules, among other things: (i) may affect whether gains and losses from such transactions are considered to be short-term or long-term; (ii) may have the effect of converting capital gains and losses into ordinary income and losses;
(iii) may have the effect of deferring losses and/or accelerating the recognition of gains or losses; and (iv) for purposes of qualifying as a regulated investment company, may limit the extent to which the Fund may be able to engage in such transactions.

     Upon the sale, redemption, or other disposition of shares of the Fund, a stockholder generally will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the stockholder's hands and generally will be long-term or short-term, depending upon the stockholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to the reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on a disposition of Fund shares held by the stockholder for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the stockholder with respect to such shares.

     The Fund may be required to withhold Federal income tax at the rate of 31% of all taxable distributions (including gross proceeds from the redemption of Fund shares) payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or where the Fund or the stockholder has been notified by the Internal Revenue Service that the stockholder is subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's Federal income tax liability.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Adviser will manage the Fund with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's stockholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a stockholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by the Fund, and generally will be entitled either to deduct (as an itemized deduction) his pro rata share of such foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. Federal income tax liability. No deduction for foreign taxes may be claimed by a stockholder who does not itemize deductions. Each stockholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year and, if so, such notification will designate (a) the stockholder's portion of the foreign taxes paid to foreign countries and (b) the portion of the dividend which represents income derived from sources outside the U.S.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the stockholder's U.S. Federal income tax attributable to his total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its stockholders. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, such as dividends received from the Fund. Stockholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. In addition, the foreign tax credit may offset only 90% of the alternative minimum tax (prior to reduction for the "regular" tax liability for the year) imposed on corporations and individuals. In addition, foreign taxes may not be deducted by a stockholder that is an individual in computing alternative minimum taxable income.

     The foregoing is a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each stockholder, stockholders are advised to consult their own tax advisers.

     Distributions also may be subject to additional state, local, and foreign taxes, depending upon each stockholder's particular situation. In addition, foreign stockholders may be subject to Federal income tax rules that differ significantly from those described above. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


                    REDEMPTION AND REPURCHASE OF SHARES

GENERAL

     Generally, stockholders may require the Fund to redeem their shares by sending a written request, signed by the record owner(s), to Medical Research Investment Fund, Inc., c/o Fund/Plan Services, Inc., P.O. Box 874, 2 W. Elm Street, Conshohocken, Pennsylvania 19428. In addition, certain expedited redemption methods described below are available. If stock certificates have been issued for shares being redeemed, such certificates must accompany the written request with the stockholder's signature guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. No signature guarantees for shares for which no certificates have been issued are required when an application is on file at the Transfer Agent and payment is to be made to the stockholder of record at the stockholder's address of record. However, if the proceeds of the redemption are to be paid to someone other than the registered holder, or to other than the stockholder's address of record, or if the shares are to be transferred, the owner's signature must be guaranteed as specified above. The redemption price shall be the net asset value per share next computed after receipt of the redemption request. See "Determination of Net Asset Value".

     In addition, the Distributor is authorized as agent for the Fund to offer to repurchase shares which are presented by telephone or telegraph to the Distributor by authorized investment dealers. The repurchase price is the net asset value per share next determined after the request is received. See "Determination of Net Asset Value". Broker-dealers may charge for their services in connection with the repurchase, but the Distributor and its affiliates will not charge any fee for such repurchase. Payment for shares presented for repurchase or redemption by authorized investment dealers will be made within seven days after receipt by the Transfer Agent of a written notice and/or certificate in proper order.

     The Fund reserves the right to pay any portion of redemption requests in excess of $1 million in readily marketable securities from the Fund's portfolio. In this case, the stockholders may incur brokerage charges on the sale of the securities.

     The right of redemption and payment of redemption proceeds are subject to suspension for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; during any period when an emergency as defined by the rules and regulations of the Securities and Exchange Commission exists; or during any period when the Securities and Exchange Commission has by order permitted such suspension. The Fund will not mail redemption proceeds until checks (including certified checks or cashier's checks) received for the shares purchased have cleared, which can be as long as 15 days.

     The value of shares on repurchase or redemption may be more or less than the investor's cost depending upon the market value of the Fund's portfolio securities at the time of redemption. No redemption fee is charged for the redemption of shares.

EXPEDITED TELEPHONE REDEMPTION

     A stockholder redeeming at least $1,000 of shares (for which certificates have not been issued), and who has authorized expedited redemption on the application form filed with the Fund's Transfer Agent may at the time of such redemption request that funds be mailed or wired to the commercial bank or registered broker-dealer he has previously designated on the application form by telephoning the Transfer Agent at (800) 845-2340. Redemption proceeds will be sent on the next business day following receipt of the telephone redemption request. If a stockholder seeks to use an expedited method of redemption of shares recently purchased by check, the Fund may withhold the redemption proceeds until it is reasonably assured of the collection of the check representing the purchase. The Fund, Distributor and Transfer Agent reserve the right at any time to suspend or terminate the expedited redemption procedure or to impose a fee for this service. At the present time there is no fee charged for this service. During periods of unusual economic or market changes, stockholders may experience difficulties or delays in effecting telephone redemptions.


                     DETERMINATION OF NET ASSET VALUE

     The net asset value per share is computed daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange, which is currently 4:00 p.m., Eastern time, except that the net asset value will not be computed on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund's net asset value also will be determined on any day in which there is sufficient trading in its portfolio securities that the net asset value might be affected materially, but only if on any such day the Fund is required to sell or redeem shares. The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including any accrued interest and dividends receivable but not yet received) minus all liabilities (including accrued expenses) by the total number of Fund shares outstanding at such time. The net asset value so computed will be used for all purchase orders and redemption requests received between such computation and the preceding computation.

     To the extent sales prices are available, securities that are traded on a recognized stock exchange, whether U.S. or foreign, are valued at the last sale price on that exchange prior to the time when assets are valued or prior to the close of trading on the New York Stock Exchange. In the event that there are no sales, the last available sale price will be used. If a security is traded on more than one exchange, the Administrator uses the latest price on the exchange where the stock is primarily traded. If there is no sale that day or if the security is not listed, the security is valued at its last sale quotation. The calculation of the Fund's net asset value per share may not take place contemporaneously with the times noted above for determining the prices of certain of the Fund's portfolio securities, including foreign securities. If events materially effecting the value of such securities occur between the time when their prices are determined and the time the Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith by the directors. Also, for any security for which application of the preceding methods of valuation results in a price for a security that is deemed not to be representative of the market value of such security, the security will be valued at fair value in the best judgment of the Administrator under the supervision and responsibility of the Board of Directors.

     Futures contracts and call options written on portfolio securities will be priced at the latest sales price on the principal exchange on which such options are normally traded or, if there have been no sales on such exchange on that day, at the closing asked price. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. All other assets and securities held by the Fund (including restricted securities) are valued at fair value as determined in good faith by the Administrator under the supervision and responsibility of the Board of Directors. Any assets that are denominated in a foreign currency are translated into U.S. dollars at the last quoted spot rate of exchange prevailing on each valuation date.


                           STOCKHOLDER SERVICES

     Medical Research Investment Fund, Inc. provides its stockholders with a number of services and conveniences designed to assist investors in the management of their investments. These stockholder services include the following:

TAX-DEFERRED RETIREMENT PLANS

     Shares may be purchased by virtually all types of tax-deferred retirement plans. The Distributor or its affiliates make available plan forms and/or custody agreements for the following:

     o Individual Retirement Accounts (for individuals who wish to make limited contributions (which may be tax deductible in certain circumstances) to a tax-deferred account for retirement);

     o    Simplified Employee Pension Plans;

     o    Self-employed Retirement Plans (Keogh);

     o    Corporate Defined Contribution Plans.

     Dividends and distributions will be automatically reinvested without a sales charge. For further details, including fees charged, tax consequences and redemption information, see the specific plan documents which can be obtained from the Fund.

     Investors should consult with their tax adviser before establishing any of the tax-deferred retirement plans described above.

EXCHANGE PRIVILEGE




     Shares of the Fund which have been outstanding for 15 days or more may be exchanged for shares of other Capstone Funds at a price based on their respective net asset values with no sales or administrative charge. Any exchange must meet applicable minimum investment and other requirements for the Capstone Fund into which the exchange is requested. A stockholder requesting such an exchange will be sent a current prospectus for the fund into which the exchange is requested. Shares held less than 15 days cannot be exchanged; such shares will be redeemed at the next computed net asset value.


     Purchases, redemptions and exchanges should be made for investment purposes only. A pattern of frequent exchanges, purchases and sales may be deemed abusive by the Adviser and, at the discretion of the Adviser, can be limited by the Fund's refusal to accept further purchase and/or exchange orders from the investor. Although the Adviser will consider all factors it deems relevant in determining whether a pattern of frequent purchases, redemptions and/or exchanges by a particular investor is abusive and not in the best interests of the Fund or its other stockholders, as a general policy investors should be aware that engaging in more than one exchange or purchase-sale transaction during any thirty-day period with respect to a particular fund may be deemed abusive and therefore subject to the above restrictions.

     An exchange of shares is treated for Federal income tax purposes as a sale of shares given in exchange and the stockholders may, therefore, realize a taxable gain or loss. The exchange privilege may be exercised only in those states where shares of the fund for which shares held are being exchanged may be legally sold, and the privilege may be amended or terminated upon 60 days' notice to stockholders.

     The stockholder may exercise the following exchange privilege options:

          Exchange by Mail - Stockholders may mail a written notice requesting an exchange to the Fund's Transfer Agent.

          Exchange by Telephone - Stockholders must authorize telephone exchange on the application form filed with the Fund's Transfer Agent to exchange shares by telephone. Telephone exchanges may be made from 9:30 a.m. to 4:00 p.m. Eastern time, Monday through Friday, except holidays. If certificates have been issued to the investor, this procedure may be utilized only if he delivers his certificates, duly endorsed for transfer, to the Transfer Agent prior to giving telephone instructions. During periods of unusual economic or market changes, stockholders may experience difficulties or delays in effecting telephone exchanges.

     When exchange or redemption requests are made by telephone, the Fund has procedures in placede signed to give reasonable assurance that such telephone instructions are genuine, including recording telephone calls and sending written confirmations of transactions. The Fund will not be liable for losses due to unauthorized or fraudulent telephone transactions unless it does not follow such procedures, in which case it may be liable for such losses.

PRE-AUTHOIRZED PAYMENT

     A stockholder may arrange to make regular monthly investments of $25 or more automatically from his checking account by authorizing the Fund's Transfer Agent to withdraw the payment from his checking account. Pre-Authorized Payment Forms can be obtained by contacting the Transfer Agent.

SYSTEMATIC WITHDRAWAL PLAN

     Investors may open a withdrawal plan providing for withdrawals of $50 or more monthly, quarterly, semi-annually or annually if they have made a minimum investment in the shares of the Fund of $5,000. The minimum periodic amount which may be withdrawn pursuant to this plan is $50.

     These payments may constitute return of initial capital and do not represent a yield or return on investment. In addition, such payments may deplete or eliminate the investment. Stockholders cannot be assured that they will receive payment for any specific period because payments will terminate when all shares have been redeemed. The number of such payments will depend primarily upon the amount and frequency of payments and the yield on the remaining shares. Under this plan, any distributions must be reinvested in additional shares at net asset value.

     The Systematic Withdrawal Plan is voluntary, flexible, and under the stockholder's control and direction at all times, and does not limit or alter the stockholder's right to redeem shares. Such Plan may be terminated in writing at any time by either the stockholder or the Fund. The cost of operating the Systematic Withdrawal Plan is borne by the Fund.


                            GENERAL INFORMATION

     Medical Research Investment Fund, Inc. was incorporated in Maryland in November, 1984 as an open-end diversified management investment company, as
defined in the Investment Company Act of 1940, as amended.   Its authorized
capitalization currently consists of one billion full and fractional shares of Common Stock, $.001 par value per share. The Articles of Incorporation of the Fund authorize the Board of Directors to classify or reclassify any unissued shares of the Fund into one or moreadditional classes by setting or changing in any one or more respects, from time to time before the issuance thereof, their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualification and terms and conditions of redemption. All Fund shares are of the same class, with equal rights and privileges. The Articles of Incorporation further authorize the directors to classify or reclassify in a similar manner any particular class of Fund shares into one or more series.

     Stockholders are entitled to one vote for each full Fund share held and fractional votes for fractional Fund shares held. Each Fund share is entitled to participate equally in any dividend or distribution declared by the Fund's Board of Directors and in the net distributable assets of the Fund on liquidation. Fund shares have no preemptive, conversion or exchange rights. When issued for payment as described in this Prospectus, Fund shares will be fully paid and nonassessable. Fund shares have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding shares may elect all of the directors. The Fund is not required to hold regular annual meetings, and will do so only when required by law. Stockholders may, in accordance with the By-Laws of the Fund, cause a meeting of stockholders to be held for the purpose of voting on the removal of directors.


     As of December 19, 1995 Jupiter & Company owned approximately 20.89% of the outstanding shares of the Fund.


     The Fund's securities are held by The Fifth Third Bank, Cincinnati, Ohio, under a Custodian Agreement with the Fund. Fund/Plan Services, Inc. acts as both transfer agent and dividend paying agent for the Fund.

     Inquiries by stockholders of the Fund should be addressed to the Fund at the address stated on the cover page of this Prospectus.

                   MEDICAL RESEARCH INVESTMENT FUND, INC.
                           CROSS REFERENCE SHEET
                                  BETWEEN
                        ITEMS OF FORM N-1A AND THE
                    STATEMENT OF ADDITIONAL INFORMATION
              (PART B TO REGISTRATION STATEMENT NO. 2-95103)


Item                                           Caption in Statement of
Number    Form N-1A Heading                    Additional Information
-----     -----------------                    -----------------------
   10.    Cover Page                           Cover Page

   11.    Table of Contents                    Table of Contents

   12.    General Information and History      General Information

   13.    Investment Objectives and Policies   Investment Objectives and Policies; Special
                                               Considerations; Investment Restrictions

   14.    Management of the Fund               Directors and Executive Officers

   15.    Control Persons and Principal        Control Persons and Principal Holders of
          Holders of Securities                Securities

   16.    Investment Advisory and Other        Investment Advisory Agreement;
          Services                             Administration Agreement; Other
                                               Information

   17.    Brokerage Allocation                 Portfolio Transactions and Brokerage

   18.    Capital Stock and Other Securities   Inapplicable

   19.    Purchase, Redemption and Pricing of  Determination of Net Asset Value: How to
          Securities Being Offered             Buy and Redeem Shares

   20.    Tax Status                           Dividends and Distributions; Taxes

   21.    Underwriter                          Distributor

   22.    Calculation of Performance Data      Performance Information

   23.     Financial Statements                Financial Statements

                   MEDICAL RESEARCH INVESTMENT FUND, INC.

                    STATEMENT OF ADDITIONAL INFORMATION



                             December 29, 1995



     This Statement of Additional Information is not a Prospectus but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Statement of Additional Information and the related Prospectus are both dated December 29, 1995. A Prospectus may be obtained without charge by contacting Capstone Asset Planning Company, by phone at (800) 262-6631 or by writing to it at 5847 San Felipe, Suite 4100, Houston, Texas 77057.



                             TABLE OF CONTENTS

                                                            Page

General Information. . . . . . . . . . . . . . . . . . . . . .2
Investment Objectives and Policies . . . . . . . . . . . . . .2
Special Considerations . . . . . . . . . . . . . . . . . . . .3
Investment Restrictions. . . . . . . . . . . . . . . . . . . .5
Performance Information. . . . . . . . . . . . . . . . . . . .6
Directors and Executive Officers . . . . . . . . . . . . . . .8
Investment Advisory Agreement. . . . . . . . . . . . . . . . .9
Administration Agreement . . . . . . . . . . . . . . . . . . 11
Distributor. . . . . . . . . . . . . . . . . . . . . . . . . 11
Portfolio Transactions and Brokerage . . . . . . . . . . . . 13
Determination of Net Asset Value . . . . . . . . . . . . . . 14
How to Buy and Redeem Shares . . . . . . . . . . . . . . . . 15
Dividends and Distributions. . . . . . . . . . . . . . . . . 15
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
Control Persons and Principal Holders of Securities. . . . . 21
Other Information. . . . . . . . . . . . . . . . . . . . . . 21
Appendix A . . . . . . . . . . . . . . . . . . . . . . . . . 22
Appendix B . . . . . . . . . . . . . . . . . . . . . . . . . 23
Financial Statements . . . . . . . . . . . . . . . . . . . . 27

GENERAL INFORMATION

     The Fund was incorporated in Maryland on November 7, 1984 and commenced business on September 5, 1985. It is an "open-end diversified management investment company" under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a member of a family of mutual funds sponsored by Capstone Asset Management Company (the "Administrator"), which also provides administrative services to the Fund.

     As stated in the Fund's Prospectus, the primary objective of the Fund is long-term growth of capital, a goal it seeks to achieve by investing primarily in common stocks, and securities (including debt and warrants) convertible into common stocks, of domestic and foreign companies engaged in medical research and the health care industry. Current income is a secondary objective.


INVESTMENT OBJECTIVES AND POLICIES

     COVERED CALL OPTIONS. The Fund may write covered call options which are traded on national securities exchanges with respect to common stocks in its portfolio (insuring that the Fund at all times will have in its portfolio the securities which it may be obligated to deliver if the option is exercised).

     In view of the Fund's investment objectives, the Fund generally would write covered call options only in circumstances where G/A Capital Management, Inc. (the "Adviser") does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security. The writing of call options could increase the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

     FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may purchase and sell stock index and foreign currency futures contracts (as well as purchase and sell related options) as a hedge against changes resulting from market conditions and exchange rates in the values of the domestic and foreign securities held by the Fund or which the Fund intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. See Appendix B.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements to the extent deemed advisable by the Adviser. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the accrued interest, and all repurchase agreements must be marked to market daily. The Fund bears the risk of loss in the event that the other party to the repurchase agreement defaults on its obligation and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

     RESTRICTED SECURITIES. The Fund may purchase illiquid securities in amounts not to exceed 10% of the value of the Fund's net assets. Such securities may be subject to legal or contractual restrictions on their disposition, and include repurchase agreements with remaining maturities in excess of seven days and other securities for which market quotations are not readily available. Until such time as such securities may be sold publicly, disposition by the Fund of these securities may require the Fund to sell these securities at a discount from market prices, to sell during periods when such disposition is undesirable or to make many small sales over a lengthy period of time. Whether the Fund or the issuer or seller of the restricted securities will pay the expenses of their registration under the Securities Act of 1933 will in each case be the subject of negotiation at the time the securities are purchased.

     U.S. GOVERNMENT OBLIGATIONS. Obligations of the U.S. Government, its agencies and instrumentalities may include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association, Export-Import Bank of the United States, Tennessee Valley Authority, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some of these obligations, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law.

     Like other bond investments, the value of the obligations of the Government National Mortgage Association and other mortgage-related securities acquired by the Fund will tend to rise when interest rates fall, and fall when interest rates rise. Their value may also change because of changes in the markets' perception of the creditworthiness of the agency or instrumentality that has issued or guaranteed them. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. Furthermore, the relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayment tends to increase.


SPECIAL CONSIDERATIONS

PURCHAES OF FOREIGN SECURITIES

     Investors should be aware of the risks involved in investing in the securities of foreign companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting requirements. There may be less publicly available information about them, and their securities may be less liquid and more volatile than domestic securities. In addition, foreign stock markets generally have less volume than the New York Stock Exchange and there may be less government supervision and regulation of stock exchanges, brokers, and listed companies. Some price spreads on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when U.S. dollars are used for the purchase of securities in foreign countries. The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange as between the currencies of different nations. Income from foreign securities may be subject to withholding taxes in the country which is the source of the income. The Fund may also be affected by expropriation or confiscatory taxation, imposition of other foreign taxes, exchange controls, or political or social instability within foreign nations.

HEALTH CARE STOCKS

     There is no guarantee that a portfolio of investments concentrating in the health care industry will achieve the Fund's investment objectives of long-term capital appreciation and current income. Since the Fund concentrates its investments in a single industry, its shares do not represent a complete investment program. Therefore, before investing in the Fund, potential investors should consider the risks involved in seeking long-term capital appreciation and in the concentration of portfolio investments in a single industry. A potential investor may wish to consult his financial adviser before investing in the Fund.

     The value of the Fund's shares is especially susceptible to factors affecting the health care industry, and may fluctuate more widely than the value of shares invested in a broader range of industries. The health care industry is generally subject to greater governmental regulation than many other industries. Changes in governmental policies, such as reduction in the funding of third party payment programs, may have a material affect on the demand for the products and services of this industry. Regulatory approvals, which may often entail lengthy application and testing procedures, are generally required before new drugs and certain medical devices and procedures may be introduced. The acquisition of additional facilities and equipment by health care providers is also subject in certain instances to "determinations of need" and other regulatory approvals. Many of the products and services of this industry are subject to risks of rapid obsolescence caused by scientific and technological advances. These are only examples of certain factors which particularly affect the health care industry.

LOWER RATED AND NON-INVESMTENT GRADE SECURITIES

     The Fund may invest in debt securities convertible into common stock. Debt purchased by the Fund will consist of obligations of medium grade or higher, having at least adequate capacity to pay interest and repay principal. Non-onvertible debt obligations will be rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") and/or BBB or higher by Standard & Poor's Corporation ("S&P"). Convertible debt obligations will be rated B or higher by Moody's or S&P. The Fund does not currently intend to invest in securities that, at the time of investment, are rated less than B by Moody's or S&P. Securities rated Baa and/or BBB, or lower, entail special risks. A description of the characteristics of ratings of securities in which the Fund may invest in attached as Appendix A.

     Securities rated below Baa or BBB ("Non-Investment Grade Securities") involve a high degree of risk. Non-Investment Grade Securities may be issued in connection with corporate restructurings, such as leveraged buyouts, mergers, acquisition, debt recapitalizations, or similar events. The issuers of these securities are often smaller, less creditworthy companies or highly leveraged (indebted) firms.

     Non-Investment Grade Securities are considered by major credit-rating agencies to be predominantly speculative with respect to the issuer's ability to meet principal and interest payments, and the issuer's ability to make such payments is much more sensitive to adverse economic conditions than is the case with higher rated securities. The contribution of such securities to achieving the Fund's investment objective will depend more on the Adviser's own evaluation of the issuer than is the case with higher rated securities. Efforts by the Fund to recover in the event of a default in the payment of principal or interest will involve additional expense to the Fund and may not be successful.

     The Adviser uses multiple sources in analyzing an issuer's financial condition. The ratings of credit agencies, research materials prepared by independent firms ,annual reports of issuers and financial newspapers and magazines are sources on which the Adviser relies. Although the Adviser considers the ratings of credit-rating agencies, the Adviser realizes that ratings have no value in forecasting market price movements and that credit quality in the high-yield bond market can change suddenly and unexpectedly. The Adviser uses all available sources to monitor an issuer's financial condition on a continuing basis as information is made available. A security will not be automatically sold if it drops below a certain credit rating.

     Non-Investment Grade Securities may be more sensitive to perceived, as well as to actual, adverse economic or industry conditions, with the result that their market prices may be more volatile than those of investment grade securities. Additionally, the illiquidity of the secondary market for Non-Investment Grade Securities may adversely affect the market price of these securities. There are fewer dealers in the Non-Investment Grade Securities market, and the range in purchasers of Non-Investment Grade Securities is narrower, than for higher rated securities. Both price volatility and illiquidity will make it difficult for the Fund's Board of Directors to value certain of these securities at certain times. Adverse market conditions may also make it difficult at times for the Fund to sell certain of thesesecurities. Since investment companies are, in the aggregate, substantial investors in Non-nvestment Grade Securities, significant redemptions by investors in investment companies which invest heavily in this type of security would depress the market prices for Non-Investment Grade Securities, with a resulting negative effect on the Fund's net asset value.


INVESTMENT RESTRICTIONS

     The Fund has adopted the following restrictions which, along with its investment objectives, cannot be changed without approval by the holders of a majority of its outstanding shares. Such majority is defined by the Investment Company Act of 1940 as the lesser of (i) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. In addition to the fundamental investment limitations set forth in the Fund's Prospectus, the Fund may not:

     1. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

     2. Engage in the purchase or sale of interests in real estate or real estate mortgage loans;

     3. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies, and may enter into repurchase agreements;

     4. Acquire securities of other investment companies registered under the Investment

          Company Act of 1940, except in connection with a merger, consolidation, reorganization or acquisition of assets;

     5. Sell securities short or purchase any securities on margin except that the Fund may enter into futures contracts and related options;

     6. Issue any senior securities except that the Fund may enter into futures contracts and related options;

     7. Purchase or retain the securities of any issuer if to the knowledge of the Fund any officer or director of the Fund or of its investment adviser own beneficially more than 1/2 of 1% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities of such issuer;

     8. Invest in companies for the purpose of exercising control or management;

     9. Invest in or sell put options, call options, straddles, spreads or any combination thereof, except that the Fund may write covered call options or enter into closing purchase transactions and except that the Fund may enter into futures contracts and related options; or

     10. Invest in warrants if as a result more than 2% of the value of the Fund's total assets would be invested in warrants which are not listed on a recognized stock exchange, or more than 5% of the Fund's total assets would be invested in warrants regardless of whether listed on such an exchange.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value in the Fund's portfolio securities will not constitute a violation of such limitation.


PERFORMANCE INFORMATION

     The Fund may from time to time include figures indicating the Fund's yield, total return or average annual total return in advertisements or reports to stockholders or prospective investors. Quotations of the Fund's yield will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share (which includes the maximum sales charge) on the last day of the period, according to the following formula:

          YIELD = 2[(a-b + 1)6-1]
                      cd

where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements or waivers),
          c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

     For the 30-day period ended August 31, 1995 the Fund's yield was -1.287%.

     Average annual total return and total return figures represent the increase (or decrease) in the value of an investment in the Fund over a specified period. Both calculations assume that all income dividends and capital gain distributions during the period are reinvested at net asset value in additional Fund shares. Quotations of the average annual total return reflect the deduction of the maximum sales charge and a proportional share of Fund expenses on an annual basis. The results, which are annualized, represent an average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years ending on the most recent calendar quarter (but not for a period greater than the life of the Fund), calculated pursuant to the following formula:

                 P (1 + T)n= ERV

where     P      =  a hypothetical initial payment of $1,000,
          T      =  the average annual total return,
          n      =  the number of years, and
          ERV    =  the ending redeemable value of a hypothetical $1,000
                    payment made at the beginning of the period.

     For the one, five and ten year periods ended August 31, 1995 the Fund's average annual total return was 38.13%, 20.30% and 16.17%, respectively.

     Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results. For the one, five and ten year periods ended August 31, 1995 the Fund's total return was 38.13, 151.91% and 347.59% respectively.

     Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Price Index ("S&P 500 Index"), Dow Jones Industrial Average ("DJIA"), or other appropriate unmanaged indices of performance of various types of investments, so that investors may compare the Fund's results with those of indices widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses.

     Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance.


DIRECTORS AND EXECUTIVE OFFICERS

     The names and addresses of the directors and principal officers of the Fund are set forth below, together with their positions and their principal occupations during the last five years and, in the case of the directors, their positions with certain other organizations and companies.

                               Positions with the Fund, Principal
      Name and Address         Occupations and Other Affiliations
      ----------------         ----------------------------------

*Samuel D. Isaly               Chairman of the Board and President.  President
   41 Madison Avenue           of G/A Capital Management, Inc. since 1989;
   40th floor                  formerly Senior Vice President of S.G. Warburg &
   New York, NY  10010-2202    & Co., Inc. from 1986 through 1989 and President
                               of Gramercy Associates, a health care industry consulting firm, from 1983 through 1986.

John J. Maggio, D.O.           Director.  Director and Chairman of the
   205 East 69th Street        Department of Obstetrics and Gynecology at St.
   New York, NY  10021         Clare's Hospital since 1982; Clinical Associate
                               Professor of Surgery at New York Medical College since 1982; and Clinical Associate Professor of
                               Obstetrics and Gynecology at New York College of
                               Osteopathic Medicine since 1986.

Philip C. Smith                Director.  Private investor.  Director of other
   87 Lord's Highway           Capstone Funds and Lexington Mutual Funds.
   Weston, CT  06880

Eugene E. Weise, M.D., P.C.    Director.  Private medical practice since 1972;
   115 East 61st Street        formerly Assistant Professor of Ophtalmogy at
   New York, NY  10021         Cornell University School of Medicine from 1974
                               through 1987.

*Edward L. Jaroski             Vice President.  Chairman of the Board and
   5847 San Felipe             Director of the Administrator since 1987;
   Suite 4100                  President and Director of the Distributor since
   Houston, TX  77057          1987; President and Director of Capstone
                               Financial Services, Inc. since 1987;
                               Director/Trustee and Officer of other Capstone
                               Funds.

Iris R. Clay                   Secretary.  Assistant Secretary of Capstone
   5847 San Felipe             Financial Services, Inc. since 1990; formerly
                               Compliance Analyst with Capstone


______________
* May be deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940 because of his relationship to the Adviser.

   Suite 4100                  Financial Services, Inc. from 1987 through 1993;
   Houston, TX  77057          Secretary of other Capstone Funds.


Norma R. Ybarbo                Assistant Secretary.  Assistant Compliance
   5847 San Felipe             Officer (since 1994) of Capstone Financial
   Suite 4100                  Services, Inc.; Officer of other Capstone Funds;
   Houston, TX  77057          formerly Compliance Assistant (1987-1993).


Linda G. Giuffre               Treasurer. Treasurer of Capstone Financial
   5847 San Felipe             Services, Inc. since 1990; Treasurer  of other
   Suite 4100                  Capstone Funds; formerly Transfer Agent Manager
   Houston, TX  77057          with Capstone Financial Services, Inc. from 1987
                               through 1990; Accounting Supervisor with Tenneco
                               Financial Services Inc. from 1984 through 1987.

     Each director not affiliated with the Adviser is entitled to $250 for each Board meeting attended, and is paid a $500 annual retainer by the Fund. The directors and officers of the Fund are also reimbursed for expenses incurred in attending meetings of the Board of Directors. For the fiscal year ended August 31, 1995, the Fund paid or accrued for the account of its directors and officers, as a group for services in all capacities, a total of $2,750.

     The following table represents the fees paid during the 1995 calendar year to the directors of the Fund and the total compensation each director received during that period from the Capstone Funds complex.

                            COMPENSATION TABLE

                                                                                            Total
                                                                                        Compensation
                                                                                             From
                                   Aggregate      Pension or                             Registrant
                                 Compensation     Retirement        Estimated Annual      and Fund
                                    From       Benefits Accrued     Benefits Upon      Complex Paid
Name of Person, Position          Registrant*   As Part of Fund        Retirement        to Trustees
------------------------         ------------  ----------------     ----------------   -------------
Dr. John J. Maggio, Director        $1,125            $0                    $0            $1,125
Philip C. Smith, Director            1,000             0                     0             6,750(1,2)
Dr. Eugene E. Weise, Director        1,000             0                     0             1,000
______________
* Directors do not receive any deferred compensation.
1 Trustee of Capstone International Series Trust.
2 Director of Capstone Fixed Income Series, Inc. and Capstone Growth Fund, Inc.


INVESTMENT ADVISORY AGREEMENT

     Pursuant to an investment advisory agreement dated August 17, 1989 (the "Advisory Agreement"), the Fund employs G/A Capital Management, Inc. (the "Adviser") to furnish investment advisory services. The Adviser, located at 41 Madison Avenue, 40th floor, New York, New York 10010-2202, was incorporated in Delaware on February 24, 1989 and is principally owned by Samuel D. Isaly, who serves as the President of G/A Capital Management, Inc. ("G/A") and Chairman of the Board and President of the Fund. The Fund is the only investment company registered under the 1940 Act advised by G/A.


     The Advisory Agreement requires the Adviser to provide an investment program within the limitations of the Fund's investment policies and restrictions, and to furnish services necessary for the transaction of the Fund's business. The Advisory Agreement may be continued from year to year provided its renewal is approved at least annually by the vote of the Board of Directors of the Fund or the holders of a majority of its outstanding shares, and by a majority of those directors of the Fund who are not parties to the Advisory Agreement or "interested persons" of such parties as defined under the 1940 Act, by votes cast in person at a meeting called for the purpose of voting on such Agreement. The Advisory Agreement was last approved by the Board of Directors on May 7, 1995.


     The Adviser provides the Fund with investment supervision and management services and, at its own expense and without reimbursement from the Fund, bears the cost of executive and clerical personnel and furnishes office facilities and equipment. The Adviser may also, out of its own resources, pay unreimbursed sales promotional expenses of the Fund in addition to those provided under the distribution plan.

     All other expenses not expressly assumed by the Adviser and the Fund's administrator will be paid by the Fund, including, but not limited to, the fees of its investment adviser, administrator, distributor, auditor, legal counsel, custodian and transfer agent, brokerage commissions and distribution plan payments, the fees and expenses of directors who are not affiliated with the Adviser, the cost of printing and mailing confirmations, prospectuses, proxies, notices and reports to existing stockholders, association dues, interest, taxes, certain insurance premiums, the fees incident to registration and qualification of the Fund and its shares for distribution under Federal and state securities laws, and expenses incidental to holding meetings or obtaining ballots of the Fund's stockholders.

     The Adviser and Administrator have agreed that in any fiscal year the aggregate expenses of the Fund (including advisory, administrative and transfer agency fees, but excluding, to the extent permitted by applicable state law, interest, local, state and Federal taxes, sales charges, distribution plan expenses and extraordinary expenses as determined by the Fund's directors who are not "interested persons" of the Administrator or the Fund's investment adviser as defined in the 1940 Act) exceed the expense limitation of any state having jurisdiction over the Fund, then the fees paid to the Adviser and Administrator hereunder will be reduced pro rata (but not below zero) to the extent required by such expense limitation. The Advisory Agreement and Administration Agreement provide that each party will bear its pro rata share of any such fee reduction based on the percentage that the Adviser's and Administrator's fees bear to the total administration and advisory fees paid by the Fund. The Adviser will reimburse the Fund for such excess expenses when payment under the Fund's Advisory Agreement is due.


     The Fund has agreed to pay the Adviser a fee, as compensation for all advisory services rendered and expenses assumed, computed daily and paid monthly, at an annual rate of 1% of the Fund's first $30 million in average net assets; 0.90% of the next $20 million in average net assets, and 0.75% of average net assets in excess of $50 million. This fee is higher than that paid by most investment companies but is deemed appropriate by the Board of Directors based on the expertise necessary to manage a fund with the same investment objective as the Fund. Effective September 1, 1989 the Adviser has agreed to reimburse its fees until such time as the Fund can operate within the expense limitation discussed above.

During the fiscal year ended August 31, 1995, the Fund paid the Adviser $138,826 in advisory fees. The Adviser received advisory fees of $121,553 and $30,036 during the fiscal years ended August 31, 1994 and 1993, respectively. Pursuant to the expense limitation discussed above, the Adviser reimbursed $16,868 and $30,036, respectively, during those periods.


     Samuel D. Isaly is the controlling person of the Adviser by reason of his ownership of voting securities of the Adviser. He is also an affiliated person of the Fund and the Adviser. For further information, reference is made to "Directors and Executive Officers."


ADMINISTRATION AGREEMENT

     Under an agreement ("Administration Agreement") dated March 1, 1988 between the Fund and Capstone Asset Management Company (the "Administrator"), the Administrator supervises all aspects of the Fund's operations other than the management of its investments. The Administrator is an affiliate of Capstone Asset Planning Company, the principal underwriter of the Fund, and a wholly-owned subsidiary of Capstone Financial Services, Inc. ("CFS").


     The Administrator oversees the performance of administrative and professional services to the Fund by others; provides office facilities; prepares reports to stockholders and the Securities and Exchange Commission; and provides personnel for supervisory, administrative and clerical functions. Except as noted below, the costs of these services are borne by the Administrator. For the Administrator's services, the Fund will pay to the Administrator a fee, calculated daily and payable monthly, equal to an annual rate of .25% of the Fund's average net assets. Effective September 1, 1989 the Administrator has voluntarily agreed to waive its fees until such time as the Fund can operate within the expense limitation discussed above. The Administrator was paid $34,707 for its services during the fiscal year ended August 31, 1995. For the fiscal year ended August 31, 1994, the Administrator was paid $30,388 of which $4,217 was reimbursed to the Fund.


     Under the Administration Agreement, the Fund bears the cost of its accounting services, which includes maintaining its financial books and records and calculating its daily net asset value. The cost of such accounting services, which is currently $2,000 per month, includes the salaries and overhead expenses of personnel of the Administrator and equipment costs attributable to the provision of accounting services to the Fund. The services are provided at cost which is allocated among the investment companies administered by the Administrator. The Fund also pays transfer agency fees, custodian fees, legal and auditing fees, the costs of printing reports to stockholders and the Securities and Exchange Commission, and all other ordinary expenses not specifically assumed by the Administrator or the Adviser.


DISTRIBUTOR


     Capstone Asset Planning Company (the "Distributor") acts as the principal underwriter of the Fund's shares pursuant to a written agreement, dated April 22, 1988 (the "Distribution Agreement") which was last approved by the Fund's Board of Directors, including a majority of the independent directors, on May 7, 1995. The Distributor receives commissions from sales of shares of the Fund, which amounts are not an expense of the Fund but represent the sales commission added to the net asset value of shares purchased from the Fund. The Distributor has the exclusive right (except for distributions of shares directly by the Fund) to distribute Fund shares in a continuous offering through affiliated and unaffiliated dealers The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such Fund shares as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and the cost and expense of supplemental sales literature, promotion and advertising. The Distribution Agreement is renewable from year to year if approved (a) by the Fund's Board of Directors or by a vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of directors who are not parties to the Distribution Agreement or interested persons of any party thereto, by votes cast in person at a meeting called for such purpose. The Distribution Agreement provides that it will terminate if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either party on 60 days' written notice. During the fiscal years ended August 31, 1995 and August 31, 1994 the Distributor received $9,051 and $19,809, respectively, in underwriting commissions from sales of the Fund's shares.

     On June 11, 1985, the Fund adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 which permits the Fund to absorb certain expenses in connection with the distribution of its shares. As required by Rule 12b-1, the Fund's 12b-1 Plan and related agreements were approved by a vote of the Fund's Board of Directors, and by a vote of the directors who are not "interested persons" of the Fund as defined under the 1940 Act and have no direct or indirect interest in the operation of the Plan or any agreements related to the Plan (the "Plan Directors"), and by the Fund's stockholders at the first meeting of stockholders subsequent to the effective date of the Fund's registration statement. In compliance with the Rule, the directors requested and evaluated information they thought necessary to make an informed determination of whether the Plan and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan and related agreements will benefit the Fund and its stockholders. The Plan was reapproved by directors including a majority of the Plan Directors in June 1986 and June 1987. In April 1988 the Board of Directors including a majority of the Plan Directors amended the Plan to reflect the replacement of Medical Research Management Group, Inc. by Capstone Asset Planning Company and reapproved the Plan to continue for an additional twelve-month period. The Plan was last approved by a majority of directors and Plan Directors on May 7, 1995.


     As required by Rule 12b-1, the directors review quarterly reports prepared by the Distributor on the amounts expended and the purposes for the expenditures.

     The Plan and related agreements may be terminated at any time by a vote of the Plan Directors. As required by Rule 12b-1, selection and nomination of disinterested directors for the Fund is committed to the discretion of the directors who are not "interested persons" as defined under the 1940 Act.

     The Plan and related agreements may be terminated by a vote of the stockholders. Any change in the Plan that would materially increase the distribution expenses of the Fund requires stockholder approval, but otherwise, the Plan may be amended by the directors, including a majority of the Plan Directors.

     The Plan will continue in effect for successive one year periods provided that such continuance is specifically approved by a majority of the directors, including a majority of the Plan Directors.

     Pursuant to the Plan, during the fiscal year ended August 31, 1995 the Fund paid $34,688 in 12b-1 fees. Of this amount fees, fees of approximately $13,182 were reallowed to organizations other than the Distributor, G/A Capital Management received approximately $7,978 for accounts on which they acted as service providers, and approximately $13,528 was retained by the Distributor. During the fiscal years ended August 31, 1994 and August 31, 1993, fees of $10,800 and $16,467, respectively, were reallowed to organizations other than the Distributor, and during the same periods the Distributor received fees of $13,500 and $8,988, respectively.



PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the supervision of the Board of Directors of the Fund, the Adviser manages the Fund's investment portfolio as described in the Prospectus and this Statement of Additional Information. The Adviser determines which securities and other investments will be purchased, retained or sold by the Fund, the portion of its assets to be invested or held uninvested in cash or cash equivalents, and the portion of Fund assets to be invested in securities of United States and foreign issuers. The Adviser places orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Adviser attempts to obtain the best net price and the most favorable execution of its orders. Insofar as it is consistent with its policy of seeking the best price and most favorable execution, the Adviser, in its discretion, may effect transactions in portfolio securities with brokers or dealers who provide the Fund with research advice or other services such as analyses of industry segments or issuers and statistical or economic information. Such information may be used by the Adviser in servicing other clients which it may advise. Currently, the Adviser does not act as investment adviser for any investment companies other than the Fund. Subject to the Fund's overall brokerage policies, the Adviser may effect securities transactions through Capstone Asset Planning Company, TradeStar Investments, Inc. and Williams McKay Jordan & Mills, Inc. ("WMJM"), broker-dealer affiliates of the Administrator. WMJM is deemed to be an affiliated broker since one of the principals of that firm serves as a director of CFS the parent company of the Administrator and Capstone Asset Planning Company.

     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other policies as the Board of Directors may determine, the Adviser may consider sales of Fund shares as a factor in the selection of dealers to execute portfolio transaction for the Fund.


     During the fiscal year ended August 31, 1995, the Fund incurred brokerage commissions of $29,541 which represented 0.60% of the assets of the Fund.
During the fiscal years ended August 31, 1994 and August 31, 1993, the Fund paid $40,651 and $43,706, respectively, in brokerage commissions.


     Transactions on United States and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign stock exchanges, commissions are fixed. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or mark-up. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the price at which securities are purchased from and sold to dealers includes a dealer's mark-up or mark-down.

     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that particular fiscal year (short-term obligations are excluded for purposes of this calculation). Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100%. The portfolio turnover rates for the fiscal years ended August 31, 1995 and August 31, 1994 were 45% and 49%, respectively.



DETERMINATION OF NET ASSET VALUE

     The net asset value per share is computed daily, Monday through Friday, as of the close of regular trading the New York Stock Exchange, which is currently 4:00 p.m., Eastern time, except that the net asset value will not be computed on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund's net asset value also will be determined on any day in which there is sufficient trading in its portfolio securities that the net asset value might be affected materially, but only if on any such day the Fund is required to sell or redeem shares. The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including any accrued interest and dividends receivable but not yet received) minus all liabilities (including accrued expenses) by the total number of Fund shares outstanding at such time. The net asset value so computed will be used for all purchase orders and redemption requests received between such computation and the preceding computation.

     To the extent sales prices are available, securities that are traded on a recognized stock exchange, whether U.S. or foreign, are valued at the last sale price on that exchange prior to the time when assets are valued or prior to the close of trading on the New York Stock Exchange. In the event that there are no sales, the last available sale price will be used. If a security is trade on more than one exchange, the Administrator uses the latest price on the exchange where the stock is primarily traded. If there is no sale that day or if the security is not listed, the security is valued at its last sale quotation. The calculation of the Fund's net asset value per share may not take place contemporaneously with the times noted above for determining the prices of certain of the Fund's portfolio securities, including foreign securities. If events materially effecting the value of such securities occur between the time when their prices are determined and the time the Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith by the directors. Also, for any security for which application of the preceding methods of valuation results in a price for a security that is deemed not to be representative of the market value of such security, the security will be valued at fair value in the best judgment of the Administrator under the supervision and responsibility of the Board of Directors.

     Futures contracts and call options written on portfolio securities will be priced at the latest sales price on the principal exchange on which such options are normally traded or, if there have been no sales on such exchange on that day, at the closing asked price. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. All other assets and securities held by the Fund (including restricted securities) are valued at fair value as determined in good faith by the Administrator under the supervision and responsibility of the Board of Directors. Any assets that are denominated in a foreign currency are translated into U.S. dollars of the last quoted spot rate of exchange prevailing on each valuation date.

HOW TO BUY AND REDEEM SHARES

     Shares of the Fund are sold in a continuous offering and may be purchased on any business day through authorized dealers, including Capstone Asset Planning Company. Certain broker-dealers assist their clients in the purchase of shares from the Distributor and charge a fee for this service in addition to the Fund's public offering price.

     Shares will be credited to a stockholder's account at the net asset value next computed after an order is received by the Distributor. Initial purchases must be at least $200; however, this requirement may be waived by the Distributor for plans involving continuing investments. There is no minimum for subsequent purchases of shares. No stock certificates representing shares purchased will be issued except upon written request to the Fund's Transfer Agent. The Fund's management reserves the right to reject any purchase order if in its opinion, it is in the Fund's best interest to do so. See "Purchasing Shares" in the Prospectus.

     Generally, stockholders may require the Fund to redeem their shares by sending a written request, signed by the record owner(s), to Medical Research Investment Fund, Inc., c/o Fund/Plan Services, Inc., P.O. Box 874, 2 W. Elm Street, Conshohocken, Pennsylvania 19428. In addition, certain expedited redemption methods are available. See "Redemption and Repurchase of Shares" in the Prospectus.


DIVIDENDS AND DISTRIBUTIONS

     The Fund's policy is to distribute to stockholders substantially all of its investment company taxable income (which includes, among other items, dividends, interest and the excess of net short-term capital gains over net long-term capital losses) in annual dividends. The Fund intends similarly to distribute to stockholders at least annually any net realized capital gains (the excess of net long-term capital gains over net short-term capital losses). All income dividends and capital gain distributions are reinvested in shares of the Fund at net asset value without sales commission, except that any stockholder may otherwise instruct the Transfer Agent in writing and receive cash. Stockholders are informed as to the sources of distributions at the time of payment. Any dividend or distribution paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of the dividend or distribution. All or a portion of any such dividend or distribution, although in effect a return of capital, may be taxable as set forth below.


TAXES

     The following summary describes some of the more significant Federal income tax consequences applicable to investors in the Fund based on existing Federal tax law. New tax laws may be enacted which might affect the tax consequences of an investment in the Fund. The following discussion is necessarily general, and prospective investors are urged to consult their own tax advisers with respect to the particular tax consequences to the investor of an investment in the Fund.

     The Fund intends to qualify annually and elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") Qualification and election to be taxed as a regulated investment company involves no supervision of management or investment policies or practices by any government agency. To qualify as a regulated investment company the Fund must, with respect to each taxable year, distribute to stockholders at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, certain foreign currency gains and the excess of net short-term capital gains over net long-term capital losses) and meet certain diversification of assets, source of income, and other requirements of the Code.

     As a regulated investment company, the Fund generally is not subject to Federal income tax on its investment company taxable income and net capital gain (net long-term capital gains in excess of net short-term capital losses), if any that it distributes to stockholders. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the tax, the Fund must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses for the twelve-month period ending on October 31 of the calendar year (reduced by certain net operating losses, as prescribed by the Code), and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Fund in October, November or December of that year to stockholders on a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

     If the Fund retains net capital gains for reinvestment, although it has no plans to do so, the Fund may elect to treat such amounts as having been distributed to stockholders. As a result, the stockholders would be subject to tax on undistributed capital gain, would be able to claim their proportionate share of the Federal income taxes paid by the Fund on such gain as a credit against their own Federal income tax liabilities, and would be entitled to an increase in their basis in their Fund Shares.

     INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of itsassets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on that portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     The Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Fund may elect to mark- to-market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income, and any resulting loss would not be recognized. If this election were made, the special rules described above with respect to excess distributions would still apply. The Fund's intention to qualify annually as a regulated investment company may limit the Fund's elections with respect to PFIC stock.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject the Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to stockholders and which will be taxed to stockholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

     DISTRIBUTIONS. Dividends paid out of the Fund's investment company taxable income will be taxable to a stockholder as ordinary income. Distributions of net capital gains, if any, designated by the Fund as capital gain dividends, are taxable as long-term capital gains, regardless of how long the stockholder has held the Fund's shares, and are not eligible for the dividends received
deduction.   The alternative minimum tax applicable to corporations may reduce the benefits of the dividends received deductions.

     Dividends received by corporate stockholders may qualify for the dividends received deduction to the extent the Fund designates its dividends as derived from dividends from domestic corporations. The amount designated by the Fund as so qualifying cannot exceed the aggregate amount of dividends received by the Fund from domestic corporations for the taxable year. Since the Fund's income may not consist exclusively of dividends eligible for the corporate dividends received deduction, its distributions of investment company taxable income likewise may not be eligible, in whole or in part, for that deduction. The dividends received deduction may be further reduced if the shares of the Fund are debt-financed or are deemed to have been held less than 46 days.

     All distributions are taxable to the stockholder whether reinvested in additional shares or received in cash. Stockholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Fund on the reinvestment date. Stockholders will be notified annually as to the Federal tax status of distributions.

     Distributions by the Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a stockholder's cost basis, such distribution nevertheless would be taxable to the stockholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

     HEDGING AND OTHER TRANSACTIONS. Certain options and futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts generally are considered 60% long-term and

40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Fund at the end of each taxable year (and at certain other times prescribed pursuant to the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is generally treated as 60/40 gain or loss.

     Generally, the hedging transactions undertaken by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to stockholders.

     The Fund may make one or more of the elections available under the Code which are applicable to straddles and to certain foreign currency options and regulated futures contracts. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     Because the tax consequences of straddle transactions to the Fund are not entirely clear, it may ultimately be determined that the Fund's tax accounting rocedures failed to conform to the straddle rules. Consequently, the Fund may have inadvertently failed to satisfy one or more of the requirements for qualification as a regulated investment company. If the Fund has failed to satisfy the requirement that it distribute at least 90% of its net investment company taxable income, the Fund may be able to preserve its regulated investment company status by making a "deficiency dividend" distribution. In addition, the Fund would have to pay interest and a penalty on the amount of the deficiency dividend distribution. If the Fund fails to satisfy one of the other requirements for qualification as a regulated investment company, the Fund would be taxed as an ordinary corporation, and its distributions, including net capital gain distributions, would be taxable to stockholders as ordinary dividends. Moreover, upon any requalification as a regulated investment company, the Fund might be subject to a corporate-level tax on certain gains.

     Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in transactions in options and futures contracts.

     FOREIGN CURRENCY EXCHANGES. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain futures contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to in the Code as "section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its stockholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund generally would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as return of capital to stockholders for Federal income tax purposes, rather than as an ordinary dividend, reducing each stockholder's basis in his Fund shares.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. In addition, the Adviser will manage the Fund with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's stockholders the amount of such foreign income and similar taxes paid by the Fund. If this election is made, a stockholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income and similar taxes paid by the Fund, and generally will be entitled either to deduct (as an itemized deduction) his pro rata share of such foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his U.S. Federal income tax liability. No deduction for foreign taxes may be claimed by a stockholder who does not itemize deductions. Each stockholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year, and if so, such notification will designate (a) the stockholder's portion of the foreign taxes paid to foreign countries and (b) the portion of the dividend which represents income derived from sources outside the U.S.

     Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the stockholder's U.S. Federal income tax attributable to his total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income flows through to its stockholders. With respect to the Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, such as dividends received from the Fund, and to certain other types of income. Stockholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. In addition, the foreign tax credit may offset only 90% of the alternative minimum tax (prior to reduction for the "regular" tax liability for the year) imposed on corporations and individuals. In addition, foreign taxes may not be deducted by a stockholder that is an individual in computing alternative minimum taxable income.

     The foregoing is a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each stockholder, stockholders are advised to consult their own tax advisers.

     DISPOSITION OF SHARES. Upon disposition (by redemption, repurchase, sale or exchange) of Fund shares, a stockholder will realize a taxable gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the stockholder's hands. Such gain or loss will generally be long-term or short-term depending upon the stockholder's holding period for the shares. However, a loss realized by a stockholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the stockholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are exchanged within 90 days after the date they were purchased and new shares of a Capstone Fund or another regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales chargewith respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

     Certain of the debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount on a taxable debt security earned in a given year generally is treated for Federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

     BACKUP WITHHOLDING. The Fund may be required to withhold Federal income tax at the rate of 31% of all taxable distributions from the Fund and of gross proceeds from the redemption of shares payable to stockholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's Federal income tax liability.

     OTHER TAXES. Distributions also may be subject to additional state, local and foreign taxes depending on each stockholder's particular situation. Foreign stockholders may be subject to U.S. tax rules that differ significantly from those described above, including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty). Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of December 19, 1995 Jupiter & Company owned approximately 20.89% of the outstanding shares of the Fund. The address of Jupiter & Company is c/o Investors Bank & Trust, P.O. Box 1537 Top 57, Boston, Massachusetts 02205.


OTHER INFORMATION

     CUSTODY OF ASSETS. All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by The Fifth Third Bank, 38 Fountain Square, Cincinnati, Ohio 45263, as custodian.

     STOCKHOLDER REPORTS. Semi-annual statements are furnished to stockholders, and annually such statements are audited by the independent accountants.

     INDEPENDENT ACCOUNTANTS. Tait, Weller & Baker, Two Penn Center, Suite 700, Philadelphia, Pennsylvania 19102-1707, the independent accountants for the Fund, performs annual audits of the Fund's financial statements.

     LEGAL COUNSEL. Dechert, Price & Rhoads, 1500 K Street, N.W., Suite 500, Washington, D.C. 20005, is legal counsel to the Fund.

                                 APPENDIX A


     COMMERCIAL PAPER RATINGS. A commercial paper rating of Standard & Poor's Corporation ("S&P") is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issued determined to possess overwhelming safety characteristics are denoted A-1+.

     Commercial paper ratings by Moody's Investors Service, Inc. ("Moody's") are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The rating "Prime-1" is the highest commercial paper rating assigned by Moody's. Issuers rated "Prime-1" (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

     CORPORATE BOND RATINGS. Bonds rated Baa by Moody's are judged by Moody's to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds rated B by Moody's are judged by Moody's to generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     A bond rating of BBB by S&P is regarded as having adequate capacity to pay principal and interest. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     A bond rating of B is regarded by S&P, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protection characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

                                 APPENDIX B


     As stated in the Fund's Prospectus, the Fund may enter into futures contracts and may purchase and sell related options for hedging purposes. Such transactions are described in this Appendix.

I.   STOCK INDEX FUTURES CONTRACTS.

     A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

     The Fund will sell stock index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase stock index futures contracts in anticipation of purchases of securities. Generally, in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

II.  FUTURES CONTRACTS ON FOREIGN CURRENCIES.

     A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

III. MARGIN PAYMENTS.

     Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract.
Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to received from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variable margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS.

     There are several risks in connection with the use of futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge would not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage would be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund would experience either a loss or gain on the futures which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the investment adviser. Conversely, the Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the investment adviser. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In instances involving the purchase of futures contracts by the Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participantsdecide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will generally not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventingthe liquidation of open futures positions.

     Successful use of futures by the Fund is also subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, theFund would lose part of all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

V.   OPTIONS ON FUTURES CONTRACTS.

     The Fund may purchase and sell options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

     Investments in options on futures contracts involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs).

VI.  OTHER HEDGING TRANSACTIONS.

     As noted above, the Fund presently intends to use stock index and foreign currency futures contracts (and related options) in connection with their hedging activities. Nevertheless, the Fund is authorized to enter into hedging transactions in any other futures or options contracts which are currently traded. Such instruments may be employed in connection with the Fund's hedging strategies if, in the judgment of the Adviser, transactions therein are necessary or advisable.

VII. ACCOUNTING.

     Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

             REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of Medical Research Investment Fund, Inc.


     We have audited the accompanying statement of assets and liabilities of Medical Research Investment Fund, Inc., including the portfolio of investments, as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing principles. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Medical Research Investment Fund, Inc. as of August 31, 1995, and the results of its operations, changes in its net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.


                                          Tait, Weller & Baker


Philadelphia, Pennsylvania
September 25, 1995

PORTFOLIO OF INVESTMENTS - AUGUST 31, 1995
------------------------------------------------------------------------------
                                                      MARKET
                                                      VALUE       PERCENTAGE
COMMON STOCKS - 100.25%                  SHARES     (NOTE 1-A)   OF NET ASSETS
-----------------------                  ------     ----------   -------------
MAJOR CAPITALIZATION - NORTH AMERICA (7.53%)
Pfizer, Inc. . . . . . . . . . . . . . .  9,800      $   483,875       2.74%
Upjohn Co. . . . . . . . . . . . . . . . 20,000          847,500       4.79
                                                     -----------       ----
                                                       1,331,375       7.53

SPECIALTY CAPITALIZATION - NORTH AMERICA (49.66%)
Allergan, Inc. . . . . . . . . . . . . . 11,500          349,313       1.98
Agouron Pharmaceuticals, Inc. (a). . . . 25,000          828,125       4.68
BioChem Pharma, Inc. (a) . . . . . . . . 25,000          753,125       4.26
Biogen, Inc. (a) . . . . . . . . . . . . 17,000          930,750       5.26
Chiron Corp. (a) . . . . . . . . . . . .  8,000          718,000       4.06
Cytel Corp. (a). . . . . . . . . . . . . 80,000          710,000       4.01
CytoTherapeutics, Inc. (a) . . . . . . . 66,000          627,000       3.55
Genetics Institute, Inc. (a) . . . . . . 18,000          706,500       3.99
Gensia, Inc. (a) . . . . . . . . . . . .120,000          675,000       3.82
Immunex Corp. (a). . . . . . . . . . . . 55,000          852,500       4.82
Isis Pharmaceuticals, Inc. (a) . . . . . 60,000          727,500       4.11
SangStat Medical Corp. (a) . . . . . . . 50,000          387,500       2.19
Vertex Pharmaceuticals, Inc. (a) . . . . 25,000          518,750       2.93
                                                       ---------      -----
                                                       8,784,063      49.66

MAJOR CAPITALIZATION - EUROPE (7.88%)
Astra "A". . . . . . . . . . . . . . . . 20,000          664,800       3.76
Schering AG. . . . . . . . . . . . . . . 10,000          729,500       4.12
                                                       ---------       ----
                                                       1,394,300       7.88

SPECIALTY CAPITALIZATION - EUROPE (13.79%)
Ares-Serono. . . . . . . . . . . . . . .  1,200          690,156       3.90
Cambridge Antibody Technology, Ltd.
  (a)(Note 5). . . . . . . . . . . . . .  9,000          267,300       1.51
Celltech (a) . . . . . . . . . . . . . . 75,000          441,750       2.50
Ethical Holdings ADR (a) . . . . . . . . 60,000          532,500       3.01
Immuno AG. . . . . . . . . . . . . . . .  1,000          506,980       2.87
                                                       ---------      -----
                                                       2,438,686      13.79

MAJOR CAPITALIZATION - FAR EAST (17.21%)
Fujisawa Pharmaceutical Co.. . . . . . . 70,000          703,500       3.98
Sankyo Co. Ltd.. . . . . . . . . . . . . 27,000          603,720       3.41
Taisho Pharmaceutical. . . . . . . . . . 37,000          660,450       3.73
Takeda Chemical Industries . . . . . . . 53,000          717,620       4.06
Teikoku Hormone. . . . . . . . . . . . . 30,000          360,000       2.03
                                                       ---------      -----
                                                       3,045,290      17.21

SPECIALTY CAPITALIZATION - FAR EAST (4.18%)
Biota Holdings Limited (a) . . . . . .  300,000          375,000       2.12
Rohto Pharmaceutical . . . . . . . . . . 45,000          364,500       2.06
                                                         -------       ----
                                                         739,500       4.18

     TOTAL INVESTMENTS (COST $13,614,171). . . .      17,733,214     100.25
     EXCESS OF LIABILITIES OVER OTHER ASSETS . .         (43,514)     (0.25)
                                                     -----------     ------
     NET ASSETS. . . . . . . . . . . . . . . . .     $17,689,700     100.00%
                                                     ===========     ======

                          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES - AUGUST 31, 1995
---------------------------------------------------------------------------

ASSETS:

  Investments in securities at market (identified cost
     $13,614,171)(Note 1-A). . . . . . . . . . . . . . . . .   $17,733,214
  Receivables:
     Dividends . . . . . . . . . . . . . . . . . . . . . . .        15,890
     Investment securities sold. . . . . . . . . . . . . . .         9,862
     Capital stock sold. . . . . . . . . . . . . . . . . . .         7,167
                                                               -----------
       Total Assets. . . . . . . . . . . . . . . . . . . . .    17,766,133
                                                               -----------

LIABILITIES:

  Cash overdraft . . . . . . . . . . . . . . . . . . . . . .         5,005
  Accrued advisory and administrative fees . . . . . . . . .        47,938
  Other accrued expenses . . . . . . . . . . . . . . . . . .        23,490
                                                               -----------

       Total Liabilities . . . . . . . . . . . . . . . . . .        76,433
                                                               -----------

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . .   $17,689,700
                                                               ===========

NET ASSET VALUE; OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
($17,689,700 / 755,541 shares outstanding) $0.001 par value,
1 billion shares authorized  . . . . . . . . . . . . . . . .   $     23.41
                                                               ===========

SOURCE OF NET ASSETS:

  Paid in capital. . . . . . . . . . . . . . . . . . . . . .   $11,935,566
  Undistributed net investment deficit . . . . . . . . . . .      (215,599)
  Accumulated net realized gain on investments . . . . . . .     1,850,690
  Net unrealized appreciation of investments . . . . . . . .     4,119,043
                                                               -----------

                                                               $17,689,700
                                                               ===========

                           SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS FOR THE YEAR ENDED AUGUST 31, 1995
----------------------------------------------------------------------------
INVESTMENT INCOME:

  Income:
     Dividends (net of foreign taxes of $10,835) . . . . . . . . . . $     86,398
                                                                     ------------

  Expenses (Note 2):
     Investment advisory fees. . . . . . . . . . . . . . . . . . . .      138,826
     Administration fees . . . . . . . . . . . . . . . . . . . . . .       58,707
     Transfer agent fees . . . . . . . . . . . . . . . . . . . . . .       42,064
     Distribution fees . . . . . . . . . . . . . . . . . . . . . . .       34,688
     Audit and legal fees. . . . . . . . . . . . . . . . . . . . . .       23,219
     Custodian fees. . . . . . . . . . . . . . . . . . . . . . . . .       11,871
     Registration fees . . . . . . . . . . . . . . . . . . . . . . .       11,092
     Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . .       18,425
                                                                     ------------
       Total Expenses. . . . . . . . . . . . . . . . . . . . . . . .      338,892

       Less:
          Custodian Cash Balance Credits (Note 4). . . . . . . . . .        1,983
                                                                     ------------

       Net Expenses. . . . . . . . . . . . . . . . . . . . . . . . .      336,909
                                                                     ------------

          Net investment loss. . . . . . . . . . . . . . . . . . . .     (250,511)
                                                                     ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

  Net realized gain on investments . . . . . . . . . . . . . . . . .    1,851,967
  Unrealized appreciation of investments:
     Beginning of year . . . . . . . . . . . . . $   956,554
     End of year . . . . . . . . . . . . . . . .   4,119,043
                                                 -----------
       Net increase in unrealized appreciation of investments. . . .    3,162,489
                                                                     ------------

          Net realized and unrealized gain on investments. . . . . .    5,014,456
                                                                     ------------

          Net increase in net assets resulting from operations . . .   $4,763,945


                           SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------

                                                             YEAR ENDED AUGUST 31,
                                                             1995            1994
                                                         -----------     ----------
OPERATIONS:
Net investment loss . . . . . . . . . . . . . . . . . .  $  (250,511)    $ (200,080)
Net realized gain on investments. . . . . . . . . . . .    1,851,967        995,595
Net unrealized appreciation (depreciation) of
  investments . . . . . . . . . . . . . . . . . . . . .    3,162,489       (621,325)
                                                         -----------     ----------

  Net increase in net assets resulting from operations.    4,763,945        174,190


DISTRIBUTIONS TO SHAREHOLDERS:
Distribution from net realized gains from security
  transactions  . . . . . . . . . . . . . . . . . . . .     (995,491)      (820,375)


CAPITAL SHARE TRANSACTIONS:
Increase in net assets resulting from capital share
  transactions (Note 3) . . . . . . . . . . . . . . . .      690,545      3,654,122
                                                         -----------     ----------

  Total increase in net assets. . . . . . . . . . . . .    4,458,999      3,007,937


NET ASSETS:
Beginning of year . . . . . . . . . . . . . . . . . . .   13,230,701     10,222,764
                                                         -----------    -----------
End of year (including net investment deficit of
  $215,599 and $0, respectively). . . . . . . . . . . .  $17,689,700    $13,230,701
                                                         ===========    ===========


                            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - AUGUST 31, 1995
--------------------------------------------------------------------------------

Note 1 - SUMMARY OF SIGNIFICANT ACCOUNTANT POLICIES

     Medical Research Investment Fund, Inc. (the Fund ) is a diverisifed, open-end management investment company. The Fund's primary investment objective is long-term growth of capital, a goal it seeks by investing primarily in common stocks, and securities convertible into common stocks, of domestic and foreign companies engaged in medical research and the health care industry. Current income is a secondary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A) SECURITY VALUATION - Securities listed on a recognized stock exchange, whether U.S. or foreign, are valued at the last reported sales price on that exchange prior to the time when assets are valued or prior to the close of trading on the New York Stock Exchange. In the event there are no sales, the last available bid price will be used. If a security is traded on more than one exchange, the security is valued at the last sales price on the exchange where the stock is primarily traded.

B) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Substantially all of the Fund's net investment income, if any, will be distributed to shareholders semi-nnually and net realized capital gains, if any, will be distributed annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses.

C) FEDERAL INCOME TAXES - No provision is made for Federal income taxes as it is the Fund s intention to continue to qualify as a regulated investment company and to make the requisite distribution to its shareholders which will be sufficient to relieve it from all, or substantially all, Federal income taxes.

D) FOREIGN CURRENCY TRANSLATION - Investments denominated in foreign currencies are translated into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank on the valuation date. The cost of foreign portfolio securities is determined using historical exchange rates.

E) OTHER - Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded on the ex-dividend date or as soon thereafter as the Fund is informed of the dividend.

NOTE 2 - INVESTMENT ADVISORY FEES, ADMINISTRATOR'S FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Pursuant to the Advisory Agreement, G/A Capital Management, Inc. ("G/ACM") serves as the Investment Adviser of the Fund. Under this agreement, G/ACM receives a monthly fee at the annual rate of 1% of the Fund s first $30 million in average net assets, 0.90% of the next $20 million in average net assets, and 0.75% of average net assets in excess of $50 million. The Investment Adviser has voluntarily agreed to waive its fee until the assets of the Fund reach a level permitting the Fund to pay these fees and still maintain an expense ratio of 2.5% or less. For the fiscal year ended August 31, 1995, no waiver was required pursuant to this provision.

     Under an Administration Agreement between the Fund and its Administrator, Capstone Asset Management Company ("CAMCO"), CAMCO supervises all aspects of the Fund s operations other than the management of its investments. For its services, CAMCO is entitled to receive a fee at the annual rate of 0.25% of the Fund s average daily net assets. CAMCO has voluntarily agreed to waive its fees until the assets of the Fund reach a level permitting the Fund to pay these fees and maintain an expense ratio of 2.5% or less. For the fiscal year ended August 31, 1995, no waiver was required pursuant to this provision. In addition, CAMCO is also paid a monthly fee of $2,000 for costs representing certain accounting and bookkeeping services. These fees, which amounted to $24,000 for the year ended August 31, 1995, are not subject to the previously discussed waiver.

     Capstone Asset Planning Company ("CAPCO") serves as Distributor and Underwriter to the Fund. Effective August 21, 1995, the 4.75% front end sales load applicable to sales of Fund shares was eliminated. Commissions and underwriting fees earned on sales of the Fund's shares during the period September 1, 1994 through August 20, 1995 by the Distributor/Underwriter were $4,608 and $4,443, respectively. CAPCO is an affiliate of CAMCO, and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS").

     Pursuant to a distribution plan established in accordance with Rule 12b-1 under the Investment Company Act of 1940, CAPCO pays certain registered broker-ealers, financial institutions or other industry professionals ( Service Organizations ), fees at the annual rate of 0.25% of the average daily net assets of the Fund for whom the Service Organizations are the dealers or owners of record. The Fund has agreed to reimburse CAPCO for the payment of such fees, which for the year ended August 31, 1995, amounted to $34,688. Of this amount, approximately 39% was paid to CAPCO and 23% was paid to G/ACM for accounts on which they acted as servicers.

     Certain officers of the Fund are also officers and directors of G/ACM, CAMCO, CAPCO and CFS. During the year ended August 31, 1995, Directors of the Fund who are not "interested persons" received Directors' fees of $2,750. All other officers and Directors serve without compensation from the Fund.

NOTE 3 - CAPITAL STOCK

     Transactions in capital stock were as follows:

                                                     YEAR ENDED AUGUST 31,
                                      -------------------------------------------------
                                               1995                        1994
                                      ----------------------     ----------------------
                                      SHARES        AMOUNT       SHARES        AMOUNT
                                      ------        ------       ------        ------
Shares sold. . . . . . . . . . . . .  126,893    $ 2,499,420     229,944    $ 4,367,755
Shares issued to shareholders in
  reinvestment of distributions. . .   56,151        958,500      42,418        790,669
                                      -------    -----------     -------    -----------
                                      183,044      3,457,920     272,362      5,158,424
Shares redeemed. . . . . . . . . . . (150,422)    (2,767,375)    (79,869)    (1,504,302)
                                      -------    -----------     -------    -----------
Net increase . . . . . . . . . . . .   32,622    $   690,545     192,493    $ 3,654,122
                                      =======    ===========     =======    ===========

NOTE 4 - INVESTMENTS/CUSTODY

     Purchases and sales of securities other than short-term notes aggregated $6,206,776 and $6,490,757, respectively. At August 31, 1995 the cost of investments for Federal income tax purposes was $13,614,171. Accumulated net unrealized appreciation on investments was $4,119,043 consisting of $4,524,234 gross unrealized appreciation and $405,191 gross unrealized depreciation. The Fund's Custodian has provided credits in the amount of $1,983 against custodian charges based on credits on uninvested cash balances of the Fund.

NOTE 5 - RESTRICTED SECURITIES

     On February 4, 1993, the Fund acquired 9,000 shares of common stock of Cambrige Antibody Technology, Ltd. at a cost of $297,000. The value of these securities at August 31, 1995 represents 1.5% of the Fund's net assets. They are valued by the Board of Directors at 90% of cost and have not been registered under the Securities Act of 1933. Accordingly, they may sells these securities, additional costs for registration may be required.

                   MEDICAL RESEARCH INVESTMENT FUND, INC.
                             OTHER INFORMATION
              (PART C TO REGISTRATION STATEMENT NO. 2-95103)


Item 24.  Financial Statements and Exhibits

     Exhibits not incorporated by reference to a prior filing are designated by an asterisk; all exhibits not so designated are incorporated hereby by reference to a prior filing as indicated.

     (a)  Financial Statements (included in Parts A and B):

               Per Share Data and Ratios (Part A)
               Report of Independent Accountants (Part B)
               Statement of Assets and Liabilities (Part B)
               Portfolio of Investments in Securities (Part B) Statement of Operations (Part B)
               Statement of Changes in Net Assets (Part B)
               Notes to Financial Statements (Part B)

     (b)  Exhibits:

          A.   Exhibits filed pursuant to Form N-1A

               1 Copy of Articles of Incorporation dated November 5, 1984; Exhibit 1 to Pre-Effective Amendment No. 1 to Form N-1A Registration Statement No. 2-95103.

               2 Copy of By-Laws; Exhibit 2 to Pre-Effective Amendment No. 1 to Form N-1A Registration Statement No. 2-95103.

               3          None.

               4 Copy of Specimen copy of Share Certificate; Exhibit 4 to Pre-Effective Amendment No. 1 to Form N-1A Registration Statement No. 2-95103.

               5(a) Copy of Investment Advisory Agreement between Registrant and Medical Research Management Group, Inc., dated August 10, 1985; Exhibit 5 to Post-Effective Amendment No. 1 to Form N-1A Registration Statement No. 2-95103.

               5(b) Copy of Investment Advisory Agreement between Registrant and G/A Capital Management, Inc. dated August 17, 1989; Exhibit 5(b) to Post-Effective Amendment No. 9 to Form N-1A Registration Statement No. 2-95103.

               6(a) Copy of Distribution Agreement between Registrant and Medical Research Management Group, Inc., dated August 10, 1985, as amended on June 25, 1986; Exhibit 6 to Post-Effective Amendment No. 3.

               6(b) Copy of Distribution Agreement between Registrant and Capstone Asset Planning Company dated April 21, 1988;
                          Exhibit 6(b) to Post-Effective Amendment No. 5 to Form N-1A Registration Statement No. 2-95103.

               7          None.

               8(a)(1) Custodian Agreement between Registrant and Provident National Bank, dated August 10, 1985, is incorporated herein by reference to Post-Effective Amendment No. 1 filed March 27, 1986.

               8(a)(2) Copy of Custodian Agreement between Registrant and The First Jersey National bank dated June 3, 1988; Exhibit 8(a)(2) to Post-Effective Amendment No. 5 to Form N-1A Registration Statement No. 2-95103.

               8(b)(1) Sub-Custodian Agreement between Provident National Bank and The Chase Manhattan Bank, N.A. dated August 10, 1985 is incorporated herein by reference to Post-Effective Amendment No. 2 filed October 28, 1986.

               8(b)(2) Form of Sub-Custodian Agreement among the Registrant, Chase Manhattan Bank, N.A. and The First Jersey National Bank dated June, 1988; Exhibit 8(b)(2) to Post-Effective Amendment No. 5 to Form N-1A Registration Statement No. 2-95103.

               9(a)(1) Administration Agreement between Registrant and Provident Institutional Management Corporation, dated August 10, 1985, is incorporated herein by reference to Post-Effective Amendment No. 1 filed March 27, 1986.

               9(a)(2) Copy of Administration Agreement between the Registrant and Capstone Asset Management Company dated March 1, 1988; Exhibit 9(a)(2) to Post-Effective Amendment No. 5 to Form N-1A Registration Statement No. 2-95103.

               9(b)(1) Transfer Agency Agreement between Registrant and Provident Financial Processing Corporation, dated August 10, 1985, is incorporated herein by reference to Post-Effective Amendment No. 1 filed March 27, 1986.

               9(b)(2) Copy of Agency Agreement between the Registrant and Capstone Financial Services, Inc. dated April 21, 1988; Exhibit 9(b)(2) to Post-Effective Amendment No. 5 to Form N-1A Registration Statement No.22-95103.

               10 Opinion and consent of counsel; Exhibit 10 to Post-Effective Amendment No. 12 to Form N-1A Registration Statement No. 2-95103.

                11(a)(1) Consent of Coopers & Lybrand; Exhibit 11(a)(1) to Post-Effective Amendment No. 5 to Form N-1A Registration Statement No. 2-95103.

                11(a)(2) Consent of Price Waterhouse; Exhibit 11(a)(2) to Post-Effective Amendment No. 5 to Form N-1A Registration Statement No. 2-95103.

               *11(a)(3)  Consent of Tait, Weller & Baker.



                11(b)     Consent of Drinker Biddle & Reath.

                11(c)     Consent of Ballard, Spahr, Andrews & Ingersoll.



               *11(d) Powers of Attorney of Messrs. Samuel D. Isaly, John J. Maggio, Philip C. Smith and Eugene E. Weise.

                12        None.

                13 Agreement made in consideration of providing initial capital is incorporated herein by reference to Post-Effective Amendment No. 2 filed October 28, 1986.

                14        None.

                15(a)(1) Rule 12b-1 Plan as amended on June 25, 1986 is incorporated herein by reference to Post-Effective Amendment No. 3 filed December 30, 1986.

                15(a)(2) Copy of Service and Distribution Plan as amended on April 21, 1988; Exhibit 15(a)(2) to Post-Effective Amendment No. 5 to Form N-1A Registration Statement No. 2-95103.


                15(a)(3) Copy of Service and Distribution Plan as amended on May 3, 1993; Exhibit 15(a)(3) to Post-Effective Amendment No. 12 to Form N-1A Registration Statement No. 2095103.

                15(b)(1) Form of Servicing Agreement is incorporated herein by reference to Post-Effective Amendment No. 2 filed October 28, 1986.

______________

* Filed herewith

                15(b)(2) Form of Service Agreement, as amended; Exhibit 15(b)(2) to Post-Effective Amendment No. 5 to Form N-1A Registration Statement No.2-95103.

                15(c)(1) Form of Selected Dealers Agreement is incorporated herein by reference to Post-Effective Amendment No. 2 filed October 28, 1986.

                15(c)(2) Form of Selling Group Agreement; Exhibit 15(c)(2) to Post-Effective Amendment No. 5 to Form N-1A Registration Statement No. 2-95103.

               *16        Schedule for Computation of Performance Quotations.

          B. Exhibits filed pursuant to Rule 483 of Regulation C under the Securities Act of 1933, as amended.


Item 25.  Persons Controlled by or under Common Control with Registrant

          None.


Item 26.  Number of Holders of Securities

                                              Number of Record Holders
          Title of Class                      as of December 19, 1995
          --------------                      ------------------------

          Shares of common stock                        1,771
          par value $.001


Item 27.  Indemnification

     Article VII(3) of the Registrant's Articles of Incorporation, incorporated by reference as Exhibit 1 hereto, and Article VI, Section II of the Registrant's By-Laws incorporated by reference as Exhibit 2 hereto, provide for the indemnification of the Registrant's principal underwriter, custodian, and transfer agent is provided for in Section 1.11 of the Distribution Agreement (incorporated by reference as Exhibit 6 hereto), Section 19 of the Custodian Agreement (incorporated by reference as Exhibit 8 hereto), and Section 17 of the Transfer Agency Agreement (incorporated by reference as Exhibit 9(b) hereto), respectively. In no event will the Registrant indemnify any of its Directors, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with the Registrant. The Registrant will comply with Rule 484 under the Securities Act of 1933 and the Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.


______________

* Filed herewith

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.


Item 28.  Business and Other Connections of Investment Adviser

     Uniform Form ADV (File No. 801-34429) for G/A Capital Management, Inc. is hereby incorporated herein by reference.


Item 29.  Principal Underwriters

     (a) The principal underwriter of the Registrant, Capstone Asset Planning Company, also acts as principal underwriter for Capstone Fixed Income Series, Inc. - Capstone Government Income Fund and Capstone Intermediate Government Fund Capstone Growth Fund, Inc.; and Capstone International Series Trust - Capstone New Zealand Fund and Capstone Nikko Japan Fund.

     (b)

   Name and Principal          Positions and Offices       Positions and Offices
   Business Address*             with Underwriter             with Registrant
   ------------------          ---------------------       ---------------------
Dan E. Watson. . . . . . . . . Chairman of the Board                --
                               and Director


Edward L. Jaroski. . . . . . . President and Director          Vice President

Leticia N. Jaroski . . . . . . Vice President                       --

Janet K. Roberts . . . . . . . Assistant Vice President             --

Iris R. Clay . . . . . . . . . Assistant Vice President        Secretary

Linda G. Giuffre . . . . . . . Treasurer                       Treasurer

______________
* 5847 San Felipe, Suite 4100, Houston, Texas  77057

Item 30.  Location of Accounts and Records

     G/A Capital Management, Inc., the Investment Adviser to the Registrant, 41 Madison Avenue, 40th floor, New York, New York 10010-2202; Capstone Asset Management Company, the Administrator of the Registrant, 5847 San Felipe, Suite 4100, Houston, Texas 77057; Fifth Third Bank, the Custodian of the Registrant, Fifth Third Center, Cincinnati, Ohio 45263; and Fund/Plan Services, Inc., the transfer agent of the Registrant, 2 W. Elm Street, Conshohocken, Pennsylvania 19428, maintain physical possession of each account, book or other document required to be maintained by Section 31(a) of Investment Company Act of 1940 and the rules promulgated thereunder.


Item 31.  Management Services

     Not applicable


Item 32.  Undertakings

     Not applicable

                                 SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement or Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement or Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and State of Texas on the 29th day of December, 1995.


                              MEDICAL RESEARCH INVESTMENT FUND, INC.

                              Registrant


                              By:  /s/EDWARD L. JAROSKI
                                   ---------------------------------
                                   Edward L. Jaroski, Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


        Signatures                     Title                         Date
        ----------                     -----                         ----

/s/EDWARD L. JAROSKI          Vice President (Principal        December 29, 1995
-------------------------
Edward L. Jaroski             Executive Officer)

/s/LINDA G. GIUFFRE           Treasurer (Principal             December 29, 1995
-------------------------
Linda G. Giuffre              Financial & Accounting
                              Officer)

SAMUEL D. ISALY*              Director                         December 29, 1995
-------------------------
Samuel D. Isaly

JOHN J. MAGGIO*               Director                         December 29, 1995
-------------------------
John J. Maggio

PHILIP C. SMITH*              Director                         December 29, 1995
-------------------------
Philip C. Smith

EUGENE E. WEISE*              Director                         December 29, 1995
-------------------------
Eugene E. Weise


* By:  /s/EDWARD L. JAROSKI
       -----------------------------------
       Edward L. Jaroski, Attorney-In-Fact

                         INDEX TO EXHIBITS


Exhibit
Number                 Description of Exhibits
-------                -----------------------
11(a)(3)         Consent of Tait, Weller & Baker

11(d)            Powers of Attorney of Messrs. Samuel D.
                 Isaly, John J. Maggio, Philip C. Smith
                 and Eugene E. Weise

16               Copy of Schedule for Computation of
                 Performance Quotations

27               Financial Data Schedule